TABLE OF CONTENTS Page IMPORTANT NOTES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3 LETTER FROM CEO ROBERT KEANE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4 SUMMARY CONSOLIDATED RESULTS: 3-YEAR TREND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 INCOME STATEMENT HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 CASH FLOW AND RETURN ON INVESTED CAPITAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11 DEBT AND SHARE REPURCHASES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13 SEGMENT RESULTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 VISTAPRINT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 UPLOAD AND PRINT: PRINTBROTHERS AND THE PRINT GROUP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16 NATIONAL PEN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19 ALL OTHER BUSINESSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21 CENTRAL AND CORPORATE COSTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23 CURRENCY IMPACTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25 CURRENT OUTLOOK . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26 FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27 BALANCE SHEET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28 INCOME STATEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29 CASH FLOW STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30 ABOUT NON-GAAP MEASURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32 NON-GAAP RECONCILIATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33 ABOUT CIMPRESS, SAFE HARBOR STATEMENT AND CONTACT INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . 44 Page 2 of 44

CIMPRESS' UPPERMOST FINANCIAL OBJECTIVE Our uppermost financial objective is to maximize our intrinsic value per share (“IVPS”). We define IVPS as (a) the unlevered free cash flow per diluted share that, in our best judgment, will occur between now and the long-term future, appropriately discounted to reflect our cost of capital, minus (b) net debt per diluted share. We define unlevered free cash flow as adjusted free cash flow plus cash interest expense related to borrowing. We endeavor to make all financial decisions in service of this priority. As such, we often make decisions that could be considered non-optimal were they to be evaluated based on other criteria such as (but not limited to) near- and mid-term revenue, operating income, net income, EPS, adjusted EBITDA, and cash flow. IVPS is inherently long term in nature. Thus an explicit outcome of this is that we accept fluctuations in our financial metrics as we make investments that we believe will deliver attractive long-term returns on investment. OUR STRATEGY Cimpress invests in and builds customer-focused, entrepreneurial, mass customization businesses for the long term, which we manage in a decentralized, autonomous manner. We drive competitive advantage across Cimpress through a select few shared strategic capabilities that have the greatest potential to create company-wide value. We limit all other central activities to only those which absolutely must be performed centrally. Page 3 of 44

LETTER FROM ROBERT Dear Investor, Last quarter, I described that the COVID-19 pandemic had deeply impacted Cimpress' customers and that near- term demand for our products had fallen dramatically as a result. We took decisive and proactive measures to protect the health and safety of our team members, reduce costs, temporarily suspend our prior financial maintenance covenants under our senior secured credit facility, and respond to customer needs with new pandemic-related design templates for existing products as well as launching new products like face masks. I couldn't be more proud of our team members around the world for how they responded in the face of uncertainty and volatility in so many different ways. While we are not yet back to the pre-pandemic level of revenue, we are steadily recovering as you will see detailed throughout this document. In June our consolidated bookings were down 19% compared to the same month last year which was an improvement from the 51% decline in the month of April. The improved bookings trend has continued through July; we expect July's consolidated bookings to be down roughly 5% in comparison to July 2019. Despite a 36% reported revenue decline for the fourth quarter, with the proactive measures we took we were able to maintain gross margins flat to last year, significantly reduce operating costs, improve advertising efficiency, and manage working capital to preserve liquidity. These actions and our improving top line led to operating cash flow of $54.4 million and adjusted free cash flow of $34.4 million for the quarter. We cannot forecast how long a full revenue recovery will take, or whether we will experience further declines in demand because of the pandemic, evolving government responses or macro economic conditions. Emphasizing that uncertainty, based on our consolidated revenue performance exiting the fourth quarter and in the month of July, combined with our cost rationalization and advertising efficiencies, if our current level of revenue including historical seasonality continued for FY2021 and assuming we do not choose to make material increases in organic growth investment levels beyond our current plans for FY2021, we believe our operating income and adjusted EBITDA should be roughly back to the results we delivered in the trailing-twelve-month period through December 2019, which were $226.0 million and $471.1 million, respectively. In this earnings document, we will focus our commentary on our financial results for the fourth quarter and fiscal year 2020, as well as updated commentary on where we have achieved cost savings that are one-time in nature or where we have begun to resume spending. For a deeper look at our pandemic response and an assessment of our value creation, please see the annual letter to investors that I published today on ir.cimpress.com. Additionally, I look forward to your participation in our upcoming virtual investor day on August 5, 2020 at 8:30 am ET. We are accepting pre-submitted questions for the event up until this Friday, July 31, 2020. You can access a live audio stream of that event on ir.cimpress.com, and we will post a video replay after the event. Sincerely, Robert S. Keane Founder, Chairman & CEO Please see non-GAAP reconciliations at the end of this document. Page 4 of 44

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND

$ in thousands, except percentages

REVENUE BY REPORTABLE SEGMENT, TOTAL REVENUE AND INCOME (LOSS) FROM OPERATIONS:

	Q4 FY2018	Q4 FY2019	Q4 FY2020	FY2018	FY2019	FY2020
Vistaprint	$ 366,896	$ 360,402	$ 244,505	$ 1,499,141	$ 1,508,322	$1,337,291
PrintBrothers	107,851	116,979	72,518	410,776	443,987	417,921
The Print Group	85,767	88,105	46,720	320,473	325,872	275,214
National Pen	65,906	69,766	32,964	333,266	348,409	299,474
All Other Businesses	7,030	42,215	42,502	40,230	136,202	173,789
Inter-segment eliminations	(2,316)	(2,753)	(10,103)	(11,345)	(11,716)	(22,331)
Total revenue	**$ 631,134**	**$ 674,714**	**$ 429,106**	**$ 2,592,541**	**$ 2,751,076**	**$2,481,358**
Reported revenue growth	*12%*	*7%*	*(36)%*	*21%*	*6%*	*(10)%*
Organic constant currency revenue growth	*11%*	*5%*	*(36)%*	*11%*	*5%*	*(11)%*
Income (loss) from operations	**$ 21,851**	**$ 49,365**	**$ (3,269)**	**$ 157,800**	**$ 163,607**	**$ 55,969**
Income (loss) from operations margin	*4%*	*7%*	*(1)%*	*6%*	*6%*	*2 %*

EBITDA (LOSS) BY REPORTABLE SEGMENT ("SEGMENT EBITDA") AND ADJUSTED EBITDA:

	Q4 FY2018	Q4 FY2019	Q4 FY2020	FY2018	FY2019	FY2020
Vistaprint	$ 72,679	$ 93,548	$ 66,393	$ 309,783	$ 349,697	$ 366,334
PrintBrothers	11,565	13,113	3,451	41,129	43,474	39,373
The Print Group	19,500	20,125	8,933	63,529	63,997	51,606
National Pen	5,229	7,020	(9,400)	29,438	17,299	7,605
All Other Businesses	(3,845)	1,848	8,902	(10,603)	(6,317)	17,474
Total segment EBITDA	**$ 105,128**	**$ 135,654**	**$ 78,279**	**$ 433,276**	**$ 468,150**	**$ 482,392**
Central and corporate costs	(28,968)	(29,338)	(29,042)	(112,839)	(121,067)	(133,471)
Unallocated share-based compensation	(7,040)	(3,149)	(954)	(25,198)	3,772	(6,927)
Exclude: share-based compensation included in segment EBITDA	11,003	7,594	11,269	42,347	15,403	33,252
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	(2,487)	6,400	4,286	(11,445)	20,289	24,533
Adjusted EBITDA	**$ 77,636**	**$ 117,162**	**$ 63,838**	**$ 326,141**	**$ 386,547**	**$ 399,779**
Adjusted EBITDA margin	*12%*	*17%*	*15 %*	*13%*	*14%*	*16%*
Adjusted EBITDA year-over-year growth	*31%*	*51%*	*(46)%*	*37%*	*19%*	*3%*

CASH FLOW AND OTHER METRICS:

	Q4 FY2018	Q4 FY2019	Q4 FY2020	FY2018	FY2019	FY2020
Net cash provided by operating activities	$ 47,699	$ 108,625	$ 54,383	$ 192,332	$ 331,095	$ 338,444
Net cash (used in) investing activities[1]	(24,573)	(38,612)	(19,051)	(10,594)	(420,166)	(66,864)
Net cash (used in) provided by financing activities	(25,593)	(79,911)	(221,499)	(177,757)	81,989	(258,255)
Adjusted free cash flow	22,839	81,939	34,386	139,488	211,816	243,985
Cash interest related to borrowing	20,916	22,274	30,143	49,125	56,704	72,906

[1] In Q1 of FY2018, Cimpress divested the Albumprinter business for $93,071, net of transactions costs and cash divested. Pro-forma net cash (used in) investing activities excluding this divestiture was $(103,665) in FY2018.

Please see non-GAAP reconciliations at the end of this document.

Page 5 of 44

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND (CONTINUED) $ in thousands, except where noted COMPONENTS OF ADJUSTED FREE CASH FLOW Adjusted EBITDA : Cash restructuring payments Q4 FY2018 Cash taxes Q4 FY2019 $ 77,636 Q4 FY2020 Other changes in net working capital (ex. earn-out $ 117,162 FY2018 payments) and other reconciling items (2,236 $ ) 63,838 FY2019 (1,256 Purchases of property, plant and equipment (14,390) $ 326,141 FY2020 ) (4,017 Purchases of intangible assets not related to (10,246) $ 386,547 ) (17,342 acquisitions 7,605 $ 399,779 (3,800) ) 25,239 (32,278 (6,032) Capitalization of software and website development (13,489) (9,087 costs ) 28,505 (26,349) (12,629) ) 14,177 (13,520 Adjusted free cash flow before cash interest (11,829) — ) 33,633 related to borrowing (42 (60,930) ) 34,178 (11,371 (70,563 Cash interest related to borrowing ) — ) (14,015 (308 (50,467) ) ) Adjusted free cash flow $ 43,755 (8,168) (64) $ 104,213 (40,847 — $ ) (20,916 64,529 (48,652) ) $ (22,274 $ 188,613 (43,992 22,839 ) ) $ (30,143 $ 268,520 81,939 ) Q4 FY $ (49,125 $ 316,891 2020 34,386 ) COMP (56,704 ONEN $ 139,488 ) TS OF $ (72,906 ADJU 211,816 ) STED $ $63 FREE 243,985 .8 $28.5 CASH FLOW ($M) ($4.0) ($ ($3.8) 11.8) $64.5 ($8.2) Adjusted EBITDA Restructuring payments $34.4 Cash taxes ($30.1 Other NWC changes & other items ) Capital expenditures Capitalization of software Adjusted free cash flow before interest related to borrowing Cash interest related to borrowing Adjusted free cash flow FY202 0 COM $399 PONE .8 NTS O F ADJ USTED FREE $34.2 CASH ($9.1) FLOW ($M) ($13.5) ($50.5) $316.9 ($44.0) $244.0 Adjusted EBITDA ($72.9) Restructuring payments Cash taxes Other NWC changes & other items Capital expenditures Capitalization of software Adjusted free cash flow before interest related to borrowing C a s h i n t e r e s t r e l a t e d t o b o r r o w i n g Please see non-GAAP reconciliations at the end of this document. Adjusted free cash flow Page 6 of 44

SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND

$ in millions, except percentages and share data

Revenue & Reported Revenue Growth (Decline) (1)


$631
$589
$826
$662
$675
$634
$820
$598
$429
12%
5%
8%
4%
7%
8%
(1)%
(10)%
(36)%
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3 FY20
Q4 FY20

(1) Reported revenue growth rates are impacted by the timing of acquisitions and divestitures.

Organic Constant-Currency Revenue Growth (Decline)


11%
8%
6%
3%
5%
4%
—%
(9)%
(36)%
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

Cash Flow from Operations


$48
$22
$183
$17
$109
$63
$202
$19
$54
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

Adjusted Free Cash Flow & Cash Interest Related to Borrowing (2)


Adj. FCF
Interest
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

	Q418	Q119	Q219	Q319	Q419	Q120	Q220	Q320	Q420
Adj. FCF	$23	($10)	$155	($15)	$82	$36	$177	($4)	$34
Interest (2)	$21	$6	$20	$8	$22	$9	$24	$9	$30

(2) Cash interest related to borrowing is total cash interest less interest expense for Waltham, MA lease.

Please see non-GAAP reconciliations at the end of this document.

Page 7 of 44

SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND (CONTINUED)

$ in millions, except percentages and share data

GAAP Operating Income (Loss) & Adjusted EBITDA



GAAP OI (Loss)
Adjusted EBITDA
$22
$78
($6)
$42
$91
$138
$30
$89
$49
$117
$25
$80
$122
$186
($88)
$71
($3)
$64
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

Net Income (Loss) Attributable to Cimpress



($7)
($15)
$69
$7
$34
$20
$190
($85)
($42)
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3 FY20
Q4 FY20

Net Debt (1)



Cash / cash equivalents
High yield notes
2nd lien notes
Term loan
Revolver
Other debt
$44
$48
$48
$44
$35
$31
$37
$228
$45
($400) ($400) ($400) ($400) ($400) ($400) ($400)
($600) ($600)
($285) ($279) ($274)
($516) ($505) ($491) ($478)
($452) ($300)
($148)
($147) ($191)
($7) ($6) ($376)
($156) ($116)
($795) ($828) ($10) ($16) ($14) ($331)
($1,012) ($1,044) ($1,000) ($17) ($488)
($422)
($1,208) ($15) ($612)
($12)
($1,344)
($14) ($1,437)
($1,450)
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

Weighted Average Shares Outstanding (Millions) (2)



Basic
Diluted
30.8 30.9 31.8 31.5 31.3 30.5
30.8 30.9 30.9 30.8 30.6 29.7
27.9
27.0
26.0 25.9
26.0 25.9
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

(1) Excludes debt issuance costs, debt premiums and discounts.
(2) Basic and diluted shares are the same in certain periods where we reported a GAAP net loss.

Please see non-GAAP reconciliations at the end of this document.

Page 8 of 44

INCOME STATEMENT HIGHLIGHTS

Our **reported revenue** and **organic constant-currency revenue** declined 36% in Q4 due in most part to government restrictions and other impacts of the COVID-19 pandemic. As previously described, the most severe year-over-year impact was in late March and early April, improving through the remainder of the quarter. Below is a month-by-month view of our bookings results by segment throughout the fourth quarter. Bookings is an internal metric we use to understand customer demand. It differs from GAAP revenue due to orders not yet shipped, refunds and credits, and changes in currency rates compared to the U.S. dollar:

	Bookings change FY20 versus FY19			
Segment:	**April**	**May**	**June**	**Q4**
Vistaprint	(51)%	(18)%	(15)%	(31)%
Combined Upload and Print	(57)%	(40)%	(29)%	(43)%
National Pen	(65)%	(43)%	(34)%	(49)%
All Other Businesses	(6)%	24%	14%	8%
Total	**(51)%**	**(25)%**	**(19)%**	**(34)%**

These results vary by segment because each business has a different product mix and the customers in each segment face different challenges. Bookings from new products introduced in reaction to the pandemic such as masks account for about 9% of total bookings for the quarter.

Q4 FY2020 **GAAP operating income (loss)** decreased $52.6 million year over year to an operating loss of $3.3 million due to decreased profitability as a result of the pandemic-induced revenue decline, and a year-over-year increase in restructuring charges of $5.5 million related to severance actions in Vistaprint, National Pen, The Print Group and our central technology team. Our GAAP operating income benefited from about $15.0 million of COVID-19-related government incentives, primarily to offset wages for manufacturing and customer service team members in countries where demand decreased but roles were maintained, and the absence of a $7.5 million goodwill impairment expense recorded in Q4 FY2019.

For FY2020, **GAAP operating income** declined $107.6 million, due to a year-over-year increase in goodwill impairments of $93.3 million, along with other profitability impacts of the pandemic, offset by significant operating profitability improvements achieved earlier in the year through February.

Adjusted EBITDA for Q4 FY2020 was $63.8 million, down 46% from Q4 FY2019. For the full year, **adjusted EBITDA** grew 3% to $399.8 million despite the significant fourth quarter decline. Note that impairments, share-based compensation, restructuring charges and depreciation and amortization are excluded from our adjusted EBITDA calculation. Another difference between operating income

(continued on next page)

2-Year Stacked Reported Revenue Growth



Earlier period
Later period
30% 12% 18%
32% 5% 27%
40% 8% 32%
20% 4% 16%
19% 7% 12%
13% 8% 5%
7% 8% (1%)
4% (10%) (6%)
7% (36%) (29%)
Q4'17+Q4'18
Q1'18+Q1'19
Q2'18+Q2'19
Q3'18+Q3'19
Q4'18+Q4'19
Q1'19+Q1'20
Q2'19+Q2'20
Q3'19+Q3'20
Q4'19+Q4'20

2-Year Stacked Organic Constant-Currency Revenue Growth



Earlier period
Later period
20% 11% 9%
20% 8% 12%
17% 6% 11%
14% 3% 11%
16% 5% 11%
12% 4% 8%
6% 6%
3% (9%) (6%)
5% (36%) (31%)
Q4'17+Q4'18
Q1'18+Q1'19
Q2'18+Q2'19
Q3'18+Q3'19
Q4'18+Q4'19
Q1'19+Q1'20
Q2'19+Q2'20
Q3'19+Q3'20
Q4'19+Q4'

GAAP Operating Income (Loss) ($M) & Margin (%) (Quarterly)



$22 4%
(1)% ($6)
$91 11%
$30 5%
$49 7%
$25 4%
$122 15%
(15)% ($88)
(1)% ($3)
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

Adjusted EBITDA ($M) & Margin (%) (Quarterly)



$78 12%
$42 7%
$138 17%
$89 13%
$117 17%
$80 13%
$186 23%
$71 12%
$64 15%
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

Please see non-GAAP reconciliations at the end of this document.

Page 9 of 44

INCOME STATEMENT HIGHLIGHTS (CONTINUED)

and adjusted EBITDA is the inclusion of realized gains or losses on currency derivatives intended to hedge EBITDA, the details of which can be found on page 25. The year-over-year net impact of currency on adjusted EBITDA was minimal for the quarter and year.

GAAP net income (loss) per diluted share for the fourth quarter was $(1.62), versus $1.09 in the same quarter a year ago, as a result of the same impacts as operating income, as well as the recognition of non-operational, non-cash year-over-year currency losses in other income (expense), net (details on page 25). For the full year, **GAAP net income per diluted share** was $3.00 versus $3.00 in FY2019, benefiting from a significant tax benefit recorded during the second quarter, as well as a reduction in shares outstanding in FY2020.

Gross profit (revenue minus the cost of revenue) decreased year over year by $120.5 million in the fourth quarter, due to the pandemic-induced revenue decrease, partially offset by variable cost reductions and approximately $11.6 million of government wage incentives recognized during the quarter in cost of revenue. For the full year, **gross profit** declined $117.2 million. Currency had a negative impact for the quarter and year.

Gross margin (revenue minus the cost of revenue expressed as a percent of revenue) in the fourth quarter was 48.8%, flat compared to the same quarter a year ago despite the significant pandemic-driven revenue declines. For the full year, gross margin increased slightly to 49.7%.

Contribution profit (revenue minus the cost of revenue, advertising and payment processing) decreased year over year by $72.8 million in the fourth quarter. The decrease in gross profit mentioned above was partially offset by a material reduction in advertising spend across our businesses through the quarter in response to reduced demand and preserving liquidity but also as a result of continued improvement in performance advertising efficiency in Vistaprint. Payment processing fees also decreased in line with revenue. For the full year, contribution profit increased year over year by $10.4 million, despite the impact of the pandemic since March.

Contribution margin (revenue minus the cost of revenue, the cost of advertising and payment processing, expressed as a percent of revenue) in the fourth quarter was 38.6%, up from 35.4% in the same quarter a year ago. This was driven by the reduction in advertising spend as a result of COVID-19, as well as the improved efficiency in Vistaprint compared to the same period last year. For the full year, **contribution margin** increased 390 basis points to 35.8%.

Advertising as a percent of revenue decreased year over year for the fourth quarter from 12.0% to 8.3%, for the same reasons described above. For the full year, advertising as a percent of revenue decreased 330 basis points to 12.2%.

GAAP Operating Income & Adjusted EBITDA ($M) (TTM)


TTM OI
TTM Adj EBITDA
$158 $326
$105 $323
$123 $327
$136 $347
$164 $387
$195 $424
$226 $471
$109 $453
$56 $400
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

Gross Profit ($M) & Gross Margin (%)


Gross Profit
Gross Margin %
$315 $287 $414 $319 $330 $308 $426 $288 $210
49.8% 48.6% 50.2% 48.2% 48.9% 48.6% 52.0% 48.2% 48.8%
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3 FY20
Q4 FY20

Contribution Profit ($M) & Contribution Margin (%)


Contribution Profit
Contribution Margin %
$206 $163 $266 $210 $239 $205 $317 $201 $166
32.6% 27.7% 32.3% 31.8% 35.4% 32.3% 38.6% 33.7% 38.6%
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3 FY20
Q4 FY20

Please see non-GAAP reconciliations at the end of this document.

Page 10 of 44

CASH FLOW & RETURN ON INVESTED CAPITAL

We generated $54.4 million of **cash from operations** in Q4 FY2020, compared with $108.6 million in the year-ago period. Despite the $53.3 million decrease in adjusted EBITDA as described on pages 9 and 10 of this document, we partnered with suppliers to delay approximately $30 million of supplier and lease payments due in Q4 FY2020, and we also received timing relief for about $20 million of indirect taxes and employer taxes in certain jurisdictions, which had a favorable year-over-year impact on working capital and offset the working capital outflow we would have otherwise experienced due to the reduction in revenue. These payments will be made in FY2021. Additionally, cash income tax payments were lower. For the full year, cash from operations increased by $7.3 million due to the improved adjusted EBITDA and lower cash taxes, partially offset by higher cash interest and restructuring payments.

Adjusted free cash flow was $34.4 million in the fourth quarter of FY2020 compared to $81.9 million in the same period a year ago. Adjusted free cash flow was impacted by similar factors as our operating cash flow. In addition, Q4 FY2020 capital expenditures and capitalized software decreased by a combined $6.6 million compared to the year-ago period. For FY2020, adjusted free cash flow increased by $32.2 million, for the same reasons described above, as well as a $24.8 million decrease in capital expenditures and capitalized software.

Internally, our most important annual performance metric is **unlevered free cash flow**, which we define as adjusted free cash flow plus cash interest expense related to borrowing. The top two charts at the right illustrate these components on a quarterly and trailing-twelve-month basis.

The GAAP operating measures that we use as a basis to calculate **adjusted return on invested capital** (adjusted ROIC) are total debt, total shareholders' equity, and operating income. Debt increased compared to the year-ago period in conjunction with our recent share repurchases. Excess cash is excluded from our calculation of invested capital. On a trailing-twelve-month basis, adjusted ROIC as of June 30, 2020 improved slightly compared to the prior-year, although decreased sequentially due to the pandemic-related decrease in profitability since March.

Adjusted Free Cash Flow & Cash Interest Related to Borrowing ($M) (Quarterly)


FCF
Interest
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

	Q4 FY18	Q1 FY19	Q2 FY19	Q3 FY19	Q4 FY19	Q1 FY20	Q2 FY20	Q3 FY20	Q4 FY20
Adj. FCF	$23	($10)	$155	($15)	$82	$36	$177	($4)	$34
Interest	$21	$6	$20	$8	$22	$9	$24	$9	$30

Adjusted Free Cash Flow & Cash Interest Related to Borrowing ($M) (TTM)


FCF
Interest
$49
$48
$53
$55
$57
$60
$64
$65
$73
$139
$142
$165
$153
$212
$258
$281
$292
$244
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

Adjusted Return on Invested Capital (TTM)


Adjusted ROIC
Adjusted ROIC ex SBC
18%
18%
17%
18%
21%
23%
27%
26%
22%
14%
13%
14%
16%
19%
22%
25%
23%
20%
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

Please see non-GAAP reconciliations at the end of this document.

Page 11 of 44

CASH FLOW & ROIC (CONTINUED)

Cash Flow from Operations ($M) (Quarterly)


$48
$22
$183
$17
$109
$63
$202
$19
$54
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

Cash Flow from Operations ($M) (TTM)


$192
$198
$221
$270
$331
$372
$391
$393
$338
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

Certain Cash Payments Impacting Cash Flow from Operations ($M)* (Quarterly)


Cash Restructuring
Cash Interest Related to Borrowing
Cash Earn-Out Payments
$23
$21
$2
$7
$6
$1
$20
$20
$11
$8
$3
$23
$22
$1
$11
$9
$2
$24
$24
$11
$9
$2
$34
$30
$4
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

Certain Cash Payments Impacting Cash Flow from Operations ($M)* (TTM)


Cash Restructuring
Cash Interest Related to Borrowing
Cash Earn-Out Payments
$115
$49
$49
$17
$111
$49
$48
$14
$110
$49
$53
$8
$62
$55
$7
$63
$57
$6
$67
$60
$7
$71
$64
$7
$71
$65
$6
$82
$73
$9
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

Capital Expenditures & Capitalization of Software & Website Development Costs ($M) (Quarterly)


Capital Expenditures
Capitalized Software
$24
$11
$13
$32
$11
$21
$29
$11
$18
$32
$13
$19
$27
$14
$13
$26
$12
$14
$25
$11
$14
$23
$12
$11
$20
$8
$12
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

Capital Expenditures & Capitalization of Software & Website Development Costs ($M) (TTM)


Capital Expenditures
Capitalized Software
$102
$41
$61
$104
$43
$61
$106
$45
$61
$117
$46
$71
$120
$49
$71
$114
$50
$64
$110
$50
$60
$101
$50
$51
$94
$44
$50
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

** Cash restructuring and cash interest related to borrowing impact both cash flow from operations and adjusted free cash flow. Cash earn-out payments impact cash flow from operations but are excluded from adjusted free cash flow.*

Please see non-GAAP reconciliations at the end of this document.

Page 12 of 44

DEBT & SHARE REPURCHASES

As of June 30, 2020, our **total debt** net of issuance costs, was $1,433.6 million. **Net debt**, excluding issuance costs, other debt discounts and premiums and net of cash on the balance sheet, was $1,437.2 million.

As described in our Q3 FY20 earnings announcement, during Q4 FY20 we amended our credit facility to ensure financial flexibility while we are responding to the effects of the pandemic. The credit facility amendment suspends pre-existing maintenance covenants including the total and senior secured leverage covenants and interest coverage ratio covenant, until the publication of results for the quarter ending December 31, 2021, for which quarter the pre-amendment maintenance covenants will be reinstated. The covenant suspension period could end earlier at our election if we have total leverage equal to or lower than 4.75x annualized EBITDA for each of two consecutive quarters and are compliant with the pre-amendment maintenance covenants. During the suspension period, we have new maintenance covenants requiring minimum liquidity (defined as unrestricted cash plus unused revolver) of $50 million and EBITDA (as defined in our debt agreements) above zero in each of the quarters ending June 30 and September 30, 2021. Our liquidity (unrestricted cash plus available revolver) increased to $468.6 million as of June 30, 2020.

The calculation of our debt-covenant-defined leverage ratio (either total or senior secured debt to trailing-twelve-month EBITDA) uses definitions of both debt and EBITDA that differ from the corresponding figures reported in this document. For that reason, we will continue to provide visibility to our leverage ratio during the covenant suspension period, which was a **total leverage ratio** of 3.57 as of June 30, 2020, an increase from March 31, 2020, and **senior secured leverage ratio** of 2.15, flat from last quarter. These calculations are based on gross leverage and do not reflect cash on the balance sheet.

We did not repurchase any shares during Q4 FY2020. As part of the recent amendment to our credit facility we are not able to repurchase shares during the covenant suspension period. For the full year in FY2020, we repurchased 5,002,018 Cimpress shares for $627.0 million at an average price per share of $125.36 inclusive of commissions (all prior to any material impact of the pandemic).

Total Leverage Ratio*


2.75
2.81
3.21
3.19
2.74
3.00
2.99
3.42
3.57
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

Total leverage ratio as calculated in accordance with our debt covenants

Amount Available for Borrowing ($M)


$568
$564
$424
$439
$604
$522
$531
$485
$424
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

Interest Expense Related to Borrowing ($M)*
(Income Statement View)


$11
$12
$14
$15
$14
$15
$16
$17
$28
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

**Excludes interest expense associated with our Waltham, Massachusetts lease as well as investment consideration*

Share Repurchases ($M)


$—
$—
$14
$12
$29
$232
$305
$89
$—
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

Please see non-GAAP reconciliations at the end of this document.

Page 13 of 44

SEGMENT RESULTS

VISTAPRINT

Vistaprint's Q4 FY2020 reported revenue declined 32% on a reported basis and declined 31% in constant currencies driven by reduced demand during the quarter as a result of the pandemic. For FY2020, revenue declined 11% on a reported basis and declined 10% in constant currencies driven by the impact of the pandemic, as Vistaprint's revenue was flat year over year from the beginning of FY2020 through February due to the negative impact on revenue of reducing advertising spend, offset by the positive impacts of improved data-driven performance advertising, discounting and pricing.

Vistaprint's segment EBITDA declined year over year by $27.2 million in Q4 FY2020 but improved by $16.6 million for the full year in FY2020 despite the impact of the pandemic as a result of strong profitability improvements in the first eight months of the fiscal year. The fourth quarter impacts of lower revenue on profitability were mitigated by reductions to Vistaprint's variable and discretionary costs, including $9.4 million of government incentives to offset wages in locations where demand decreased materially but roles were maintained. Advertising spend was $18.9 million or 8% of segment revenue in Q4, which was the lowest quarterly percentage for Vistaprint since we became a public company. Advertising spend was $177.3 million or 13% of segment revenue for the full year, also the lowest annual percentage since we became a public company. While the fourth quarter spend was significantly restricted by limiting performance spend to first-order profitability, the enhancements made throughout the year on the execution of performance marketing with improved usage of data and tooling have significantly improved the return on advertising spend throughout the year including in the fourth quarter. We expect absolute spend will increase in FY2021 but that we will continue to benefit from these efficiency gains. Other Q4 operating expenses were down year over year as a result of cost-savings actions, partially offset by $2.5 million of donations to funds established to support small businesses.

Vistaprint teams continue to work across the many areas that we have outlined in the past to improve customer value, efficiency and performance. We have augmented our talent and improved financial rigor and data capabilities. These activities and changes continued through this period of pandemic impact, but the extent of financial benefit is volume dependent. Our progress is evident in areas such as the improved returns on advertising spend and data-driven pricing to understand elasticity.

(continued on next page)

Revenue ($M) & Reported Revenue Growth Quarterly



$367
$345
$444
$359
$360
$343
$433
$316
$245
11%
6%
1%
(2)%
(2)%
(1)%
(2)%
(12%)
(32%)
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

Organic Constant-Currency Revenue Growth (Decline) Quarterly



9%
7%
3%
1%
—%
1%
(2)%
(11)%
(31)%
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

Annual Revenue ($M) & Revenue Growth (Decline)



Reported Revenue ($M)
Reported Revenue Growth
Organic Constant Currency Revenue Growth
$1,346
$1,499
$1,508
$1,337
6%
8%
11%
9%
3%
1%
(10)%
(11)%
FY2017
FY2018
FY2019
FY2020

	FY 2017	FY 2018	FY 2019	FY 2020
Reported Revenue Growth	6%	11%	1%	(11%)
Organic Constant-Currency Revenue Growth	8%	9%	3%	(10%)

Please see non-GAAP reconciliations at the end of this document.

Page 14 of 44

VISTAPRINT (CONTINUED) Vistaprint's technology team is making steady progress on 2-Year Stacked Organic Constant-Currency the multi-year project to rebuild its technology Revenue Growth infrastructure. In FY2020, we launched new sites in three small geographies, constantly iterating and improving Earlier period Later period capabilities before moving to progressively larger markets. During and since Q4 FY2020, Vistaprint launched the new 9% 8% mobile-friendly site dedicated to selling personal face 1% 9% 1% 7% 3% 1% masks, including a newly launched ability to customize (2%) (11)% designs. You can experience the new site at (10%) (31)% www.vistaprint.com/masks. Demand for this product is 31% likely to be temporary, but the site uses many components ( ) of the new Vistaprint e-commerce platform and of the Q4'18+Q4'19 Q1'19+Q1'20 Q2'19+Q2'20 Q3'19+Q3'20 Q4'19+Q4'20 Cimpress mass customization platform (MCP). While we are using a methodical approach to launching our main Vistaprint websites with our full range of products, this new site dedicated to masks helps illustrate the speed, Segment EBITDA ($M) & Segment EBITDA Margin* flexibility, user experience and mobile functionality that will Quarterly be possible in the future as we further leverage our $139 $103 platform, capabilities and new mentality to deliver jaw- $88 $94 $87 $73 $66 $74 $66 dropping customer value. 32% 25% 26% 25% 27% 20% 19% 23% 23% Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Segment EBITDA ($M) & Segment EBITDA Margin* Annual $350 $366 $310 27% 21% 23% FY2018 FY2019 FY2020 Vistaprint Advertising ($M) & as % of Revenue $92 $78 $74 $62 $61 $54 $53 $45 21% 22% 21% $19 17% 15% 15% 14% 14% 8% Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20Q3 FY20Q4 FY20 *In Q4 FY2020, we reorganized technology teams within our Vistaprint business and our central teams. The reorganization resulted in some team member reductions in both organizations, and the net transfer of 177 team members from Vistaprint to our central Cimpress technology team. We have revised our presentation of central and corporate costs and the Vistaprint segment for FY2018, FY2019 and FY2020 to reflect these changes. Please see additional detail in the Central and Corporate Costs section of this document. Please see non-GAAP reconciliations at the end of this document. Page 15 of 44

UPLOAD AND PRINT

Financial results for PrintBrothers and The Print Group are presented on page 5 of this document, as well as on the next page.

Combined upload and print revenue (i.e., the combination of revenue for PrintBrothers and The Print Group, adjusted to exclude inter-segment revenue when conducted between businesses in these segments) in Q4 FY2020 declined year over year by 42% in both USD and on an organic constant-currency basis, as the effects of the pandemic continued to have a significant negative impact on demand in Q4, although as shown above these trends improved throughout the quarter as government restrictions in Europe eased and as these businesses launched new products relevant during the pandemic and leveraged by many Cimpress businesses in Europe. For FY2020, revenue declined 10% in USD and 7% in constant currencies compared to the year ago period.

Combined upload and print EBITDA (i.e., the combination of segment EBITDA for PrintBrothers and The Print Group) decreased by 63%, or $20.9 million, year over year in Q4 FY2020, as revenue declines in Q4 impacted profitability. We effectively reduced variable and discretionary costs in these businesses, and drove efficiency gains by leveraging our mass customization platform to shift production to lower-cost sources. These businesses also received about $5.5 million of pandemic-related government incentives to offset wages in locations that experienced significant demand decreases but where roles were maintained. These cost reductions were partially offset by investments in new product introduction. For the full year, combined upload and print EBITDA declined $16.5 million, the result of the pandemic partially offset by profit gains earlier in the year.

We continue to invest in key areas within our upload and print businesses to ensure they work more closely together to exploit scale advantages and improve their cost competitiveness. These businesses also continue to invest in modernized e-commerce technologies and increasing adoption of our mass customization platform, which we believe over the long term will further improve customer value and the efficiency of each business.

WHAT BUSINESSES ARE IN THESE SEGMENTS?

PRINTBROTHERS:

WirmachenDruck.de druck at Drukwerkdeal

THE PRINT GROUP:

pixartprinting exaprint TRADEPRINT.CO.UK easyflyer

Please see non-GAAP reconciliations at the end of this document. Page 16 of 44

PRINTBROTHERS REVENUE:


Revenue ($M) & Reported Revenue Growth
Quarterly
$108 $101 $116 $109 $117 $109 $127 $109 $73
26% 10% 8% 5% 8% 8% 9% —% (38)%
Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20


Organic Constant-Currency Revenue Growth
Quarterly
16% 12% 12% 14% 15% 13% 8% —% (39)%
Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20


Revenue ($M) & Revenue Growth
Annual
Reported Revenue ($M)
Reported Revenue Growth
Organic Constant Currency Revenue Growth
$318
$411
29%
18%
$444
13%
8%
$418
(5)%
(6)%
FY2017 FY2018 FY2019 FY2020


2-Year Stacked Organic Constant-Currency
Revenue Growth
Earlier period
Later period
31%
25%
20%
14%
14%
15%
(39)%
(24)%
Q4'18+Q4'19 Q1'19+Q1'20 Q2'19+Q2'20 Q3'19+Q3'20 Q4'19+Q4'20

Note: results for these businesses were recast back to FY2017, therefore, we are not able to calculate growth rates prior to FY2018.

THE PRINT GROUP REVENUE:


Revenue ($M) & Reported Revenue Growth
Quarterly
$86 $71 $88 $79 $88 $72 $88 $69 $47
13% 4% 3% (2)% 3% 2% —% (13)% (47)%
Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20


Organic Constant-Currency Revenue Growth
Quarterly
4% 5% 6% 6% 9% 7% 3% (10)% (46)%
Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20


Revenue ($M) & Revenue Growth
Annual
Reported Revenue ($M)
Reported Revenue Growth
Organic Constant Currency Revenue Growth
$270
$320
19%
9%
$326
6%
2%
$275
(13)%
(16)%
FY2017 FY2018 FY2019 FY2020


2-Year Stacked Organic Constant-Currency
Revenue Growth
Earlier period
Later period
13%
12%
9%
-4%
9%
(46)%
(37)%
Q4'18+Q4'19 Q1'19+Q1'20 Q2'19+Q2'20 Q3'19+Q3'20 Q4'19+Q4'20

Please see non-GAAP reconciliations at the end of this document.

Page 17 of 44

PRINTBROTHERS SEGMENT EBITDA:

Segment EBITDA ($M) & Segment EBITDA Margin
Quarterly


$12
11%
Q4FY18
$11
10%
Q1FY19
$12
10%
Q2FY19
$8
7%
Q3FY19
$13
11%
Q4FY19
$11
10%
Q1FY20
$16
13%
Q2FY20
$9
8%
Q3FY20
$3
5%
Q4FY20

Segment EBITDA ($M) & Segment EBITDA Margin
Annual


$33
10%
FY2017
$41
10%
FY2018
$43
10%
FY2019
$39
9%
FY2020

THE PRINT GROUP SEGMENT EBITDA:

Segment EBITDA ($M) & Segment EBITDA Margin
Quarterly


$20
23%
Q4FY18
$12
17%
Q1FY19
$16
19%
Q2FY19
$16
20%
Q3FY19
$20
23%
Q4FY19
$14
19%
Q1FY20
$18
21%
Q2FY20
$11
16%
Q3FY20
$9
19%
Q4FY20

Segment EBITDA ($M) & Segment EBITDA Margin
Annual


$51
19%
FY2017
$64
20%
FY2018
$64
20%
FY2019
$52
19%
FY2020

Please see non-GAAP reconciliations at the end of this document.
Page 18 of 44

NATIONAL PEN

National Pen's Q4 FY2020 revenue declined 53% on both a reported and an organic constant-currency basis, largely due to the impact of the pandemic, in particular the mail order and telesales channels. For FY2020, revenue declined 14% on a reported basis and 13% in constant currencies.

Segment EBITDA declined year over year by $16.4 million in Q4 FY2020 and $9.7 million in FY2020. The impacts of lower revenue on profitability were partially mitigated by National Pen's reduction of variable and other operating costs from March through June 2020 while maintaining investments in technology capabilities.

National Pen played a pivotal role in Q4 FY2020 leading the execution and fulfillment of masks for multiple Cimpress businesses in North America. We maintain a positive long-term outlook on this business based on the pre-pandemic results this fiscal year relative to our previously held expectations, recent improvements in operating costs, the strength of the underlying direct mail business, and the investments we continue to make in National Pen's technology capabilities leveraging the mass customization platform.



Revenue ($M) & Reported Revenue Growth
Quarterly
$66 $66 $133 $80 $70 $70 $128 $68 $33
22% 10% 5% (2%) 6% 6% (4%) (14%) (53%)
Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20



Organic Constant-Currency Revenue Growth
Quarterly
19% 11% 7% 1% 8% 8% (3%) (13%) (53%)
Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20



Revenue ($M) & Revenue Growth
Annual
Reported Revenue ($M)
Reported Revenue Growth
Organic Constant Currency Revenue Growth
$333 $348 $299
7%
5%
(13)%
(14)%
FY2018 FY2019 FY2020

Please see non-GAAP reconciliations at the end of this document. Page 19 of 44

NATIONAL PEN (CONTINUED)


Segment EBITDA (Loss) ($M)* &
Segment EBITDA (Loss) Margin
Quarterly
$5
8%
(25%)
($16)
$27
20%
$—
—%
$7
10%
(14%)
($10)
$28
22%
(2%)
($1)
(29%)
($9)
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

**Starting in Q1 FY2019, segment EBITDA was impacted by the adoption of the new U.S. GAAP revenue recognition standard that resulted in the earlier recognition of direct mail expenses in our National Pen business. This is an expense timing impact only that created fluctuations in year-over-year segment EBITDA trends throughout FY19. The accounting treatment for FY2020 and FY2019 is comparable.*


Segment EBITDA (Loss) ($M) & Segment EBITDA (Loss) Margin
Annual
$29
9%
$17
5%
$8
3%
FY2018
FY2019
FY2020

Please see non-GAAP reconciliations at the end of this document.

Page 20 of 44

ALL OTHER BUSINESSES

The growth rates for the various businesses that comprise this segment vary greatly from each other and tend to fluctuate from quarter to quarter. This segment delivered relatively attractive results during Q4 FY2020, mostly driven by strong performance from BuildASign, whose home decor and pandemic-focused signage products continued to show resiliency in Q4 FY2020. Our YSD business in China also recovered to growth during Q4 FY2020. The effects of the pandemic negatively impacted our Printi business in Brazil more significantly in Q4 FY2020 compared to Q3 FY2020 as the most severe impact of the pandemic and related shutdowns started later there than most of our other geographic markets. For the full year, reported revenue growth in this segment benefited from the timing of the BuildASign acquisition, as there were only three quarters of results in FY2019 and four in FY2020.

Q4 FY2020 segment EBITDA (loss) improved year over year by $7.1 million. Each business improved its segment EBITDA (loss) compared to last year, with the overall improvement primarily driven by revenue growth and advertising efficiency in BuildASign. Printi reduced losses despite the significant pandemic-related drop in demand. As mentioned in our Q3 FY2020 earnings document, on April 10, 2020, we sold our shares in VIDA, which also contributed to year-over-year profit improvements in the fourth quarter. For FY2020, segment EBITDA (loss) improved year over year by $23.8 million due to improved profit across the portfolio as well as the timing of the BuildASign acquisition as mentioned above. Segment EBITDA (loss) margin improved substantially year over year from 4% last year to 21% in Q4 FY2020 and improved to 10% for FY2020 compared to (5)% last year.

Revenue ($M) & Reported Revenue Growth* Quarterly


Revenue
Reported Revenue Growth
$7
$8
$48
$38
$42
$42
$50
$39
$43
(66%)
(59%)
544%
443%
500%
448%
3%
3%
1%
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

**Reported revenue growth from Q2FY2019 through Q1FY2020 benefits from the timing of the BuildASign acquisition on October 1, 2018.*

Organic Constant-Currency Revenue Growth Quarterly


59%
41%
12%
(15%)
—%
(4%)
4%
5%
4%
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

BUSINESSES IN THIS REPORTABLE SEGMENT:

With the exception of BuildASign, which is a larger and profitable business, the All Other Businesses segment consists of two early-stage businesses that we continue to manage at an operating loss as previously described and planned. We expect fluctuations in growth as each of their business models rapidly evolve in function of customer feedback, testing, and entrepreneurial pivoting.

BuildASign is an e-commerce provider of canvas-print wall décor, business signage and other large-format printed products, based in Austin, Texas.

Printi, the online printing leader in Brazil, offers a superior customer experience with transparent and attractive pricing, reliable service and quality.

YSD is a startup business in China that provides end-to-end mass customization software solutions to brands and IP owners, supporting multiple channels including retail stores, websites, WeChat and e-commerce platforms to enhance brand awareness and competitiveness, and develop new markets.

Please see non-GAAP reconciliations at the end of this document.

Page 21 of 44

ALL OTHER BUSINESSES (CONTINUED)

Revenue ($M) & Revenue Growth Annual


Reported Revenue ($M)
Reported Revenue Growth
Organic Constant Currency Revenue Growth
$94
$40
$136
$174
FY2017
FY2018
FY2019
FY2020

	FY2017	FY2018	FY2019	FY2020
Reported Revenue Growth	4%	(57%)	239%	28%
Organic Constant-Currency Revenue Growth	4%	54%	7%	4%

Segment EBITDA (Loss) ($M) & Segment EBITDA (Loss) Margin Quarterly


($4)
($5)
($2)
($1)
$2
$2
$4
$3
$9
(55%)
(61%)
(5%)
(3%)
4%
4%
7%
8%
21%
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

Segment EBITDA ($M) & Segment EBITDA Margin Annual


$1
1%
($11)
(26%)
(5%)
($6)
$17
10%
FY2017
FY2018
FY2019
FY2020

Please see non-GAAP reconciliations at the end of this document.

Page 22 of 44

CENTRAL AND CORPORATE COSTS

Central and corporate costs decreased 8% year over year in Q4 FY2020 from $32.5 million to $30.0 million, due to decreased unallocated share-based compensation (SBC) expense. For FY2020, central and corporate costs increased $23.2 million, largely the result of the non-recurrence of a significant FY2019 benefit to unallocated SBC.

Excluding unallocated SBC, central and corporate costs were down 1%, or $0.3 million, year over year during the fourth quarter and up 10%, or $12.4 million for FY 2020. The full-year increase is due in part to professional fees for our Irish merger and debt financing activities which totaled $5.4 million, as well as hiring and other operating cost increases earlier in the year.

Our central technology teams continue to make good progress in developing new MCP technologies and in helping our businesses adopt pre-existing ones. Focus areas continue to be intra-Cimpress wholesale transactions, the adoption of modern e-commerce technologies now being used in Vistaprint, National Pen and multiple Upload and Print businesses, and technologies that improve customer experience, drive higher conversion rates and automate manual processes.

During Q4 FY2020, we reorganized technology teams within our Vistaprint business and our central teams. The reorganization resulted in some team member reductions in both organizations, and the net transfer of 177 team members from Vistaprint to our central Cimpress technology team. This change is intended to free up resources to make more Vistaprint technologies available to other Cimpress businesses in the future, to accelerate Vistaprint's re-platforming efforts, and to reduce operating costs where no longer necessary.

We have revised our presentation of central and corporate costs and the Vistaprint segment for FY2018, FY2019 and FY2020 to reflect these changes. The annualized cost savings from this reorganization are expected to be approximately $9 million, which will be realized across Vistaprint and Central and Corporate Costs.



Central and Corporate Costs ($M)*
Quarterly
Corporate Costs
Central Operating Costs
MCP Investment
Unallocated SBC
$36
$7
$5
$14
$10
$35
$4
$5
$15
$11
$19
$6
$15
$9
$(11)
$31
$6
$16
$10
$32
$3
$5
$15
$9
$34
$6
$17
$12
$(1)
$38
$3
$6
$17
$13
$38
$4
$6
$17
$12
$30
$1
$5
$14
$10
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

Q2 FY2019 Central and Corporate Costs were impacted by the reversal of the previously recognized $15.4 million expense for our SPSUs, when we concluded that the achievement of the performance condition was no longer probable. Please see our Q2 FY2019 "Quarterly Earnings Document" for more context.



Central and Corporate Costs ($M)*
Annual
Corporate Costs
Central Operating Costs
MCP Investment
Unallocated SBC
$138
$25
$20
$54
$39
$117
$22
$60
$39
($4)
$140
$7
$23
$64
$47
FY2018
FY2019
FY2020

Please see non-GAAP reconciliations at the end of this document.

Page 23 of 44

CENTRAL AND CORPORATE COSTS (CONTINUED)

WHAT ARE CENTRAL AND CORPORATE COSTS?	
Unallocated Share Based Comp	The GAAP accounting value of performance share units (PSUs) across Cimpress, minus what we cross-charge either to our businesses or to the above central cost categories. We cross-charge the cash grant value of a long-term incentive award. Additionally, the accounting value of the Supplemental PSUs (SPSUs) expense or benefit, if any, are included in this category.
MCP Investment	Software engineering and related costs to expand the functionality of our mass customization platform (MCP).
Central Operating Costs	Our operationally oriented shared-service organizations of (1) global procurement, (2) the technical maintenance and hosting of the MCP, and (3) privacy and information security management, plus the administrative costs of our Cimpress India offices where numerous Cimpress businesses have dedicated business-specific team members. These costs are required to operate our businesses.
Corporate Costs	Corporate activities, including the office of the CEO, the board, directors and officers insurance, treasury, tax, capital allocation, financial consolidation, audit, corporate legal, internal company-wide communications, investor relations and corporate strategy. Additionally, the expense or benefit, if any, for the supplemental performance cash awards that accompany some of the SPSUs are included in this category.

Central and Corporate Costs Excluding Unallocated Share-Based Comp* ($M and as a % of Total Revenue)



$29
$31
$30
$31
$29
$34
$36
$35
$29
5%
5%
4%
5%
4%
5%
4%
6%
7%
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

We present this cost category excluding the Unallocated SBC to help our investors see the potential for scale leverage in these central costs without the volatility and accounting complexities of the Unallocated SBC. For avoidance of doubt, we view SBC as a cost, and believe investors should too. As a reminder, we charge our businesses a cost based on the cash value of long-term incentive grants, which excludes some of these accounting complexities, and which is included in each segment's results each period. You can find additional information on the LTI overview document posted on ir.cimpress.com. All numbers are rounded to the nearest million and may not sum to total Central and Corporate Costs when combined with the rounded Unallocated SBC figures in the chart above.

Central and Corporate Costs Excluding Unallocated Share-Based Comp* ($M and as a % of Total Revenue)



$113
$121
$133
4%
4%
5%
FY2018
FY2019
FY2020

Please see non-GAAP reconciliations at the end of this document.

Page 24 of 44

CURRENCY IMPACTS

Changes in currency rates negatively impacted our year-over-year reported revenue growth rate by 100 basis points in Q4 FY2020 and the full year, though this impacted some segments more than others. There are many natural expense offsets in local currencies in our business and, therefore, the net currency impact to our bottom line is less pronounced than it is to revenue. As such, we look at constant-currency growth rates to understand revenue trends in the absence of currency movements but typically evaluate our bottom line inclusive of currency movements.

Our most significant net currency exposures by volume are the Euro and the British Pound. We enter into currency derivative contracts to hedge the risk for certain currencies where we have a net adjusted EBITDA exposure. We hedge our adjusted EBITDA exposures because a slightly different but similar EBITDA measure is the primary metric normally used in our debt covenants. We do not apply hedge accounting to these hedges, which increases the volatility of the gains or losses that are included in our net income from quarter to quarter. Realized and unrealized gains or losses from these hedges are recorded in Other income (expense), net, along with other currency-related gains or losses. The realized gains or losses on our hedging contracts are added to our adjusted EBITDA to show the economic impact of our hedging activities.

Our Other income (expense), net was ($6.3) million in Q4 FY2020 and $22.9 million in FY2020. The vast majority of this is currency related, as follows:

- Realized gains on certain currency hedges were $4.3 million for the fourth quarter and $24.5 million for the full year. These realized gains affect our net income, adjusted EBITDA, and adjusted free cash flow. They are not allocated to segment-level EBITDA.
- Unrealized currency net losses of approximately $10.4 million in Q4 and $1.5 million for the full year were primarily related to the revaluation of intercompany, cash and debt balances, and currency derivatives. These are included in our net income but excluded from our adjusted EBITDA.

Overall, for the reasons described above, year-over-year fluctuations in currencies create different impacts on the various financial results you see throughout this document. At the top right of this page is a table describing these directional net currency impacts when compared to the prior-year period.

Financial Measure	Y/Y Impact from Currency* Q4 FY2020	Y/Y Impact from Currency* FY2020
Revenue	Negative	Negative
Operating income	Neutral	Negative
Net income	Negative	Positive
Segment EBITDA	Mixed by segment	Mixed by segment
Adjusted EBITDA	Negative	Positive
Adjusted free cash flow	Positive	Positive

**Net income includes both realized and unrealized gains or losses from currency hedges and intercompany loan balances. Adjusted EBITDA includes only realized gains or losses from certain currency hedges. Adjusted free cash flow includes realized gains or losses on currency hedges as well as the currency impact of the timing of receivables, payments and other working capital settlements. Revenue, operating income and segment EBITDA do not reflect any impacts from currency hedges or balance sheet translation.*

Other Income (Expense), Net ($M)


$5
$10
$10
($2)
$9
$16
($9)
$23
($6)
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

Realized Gains (Losses) on Certain Currency Derivatives ($M)


($2)
$2
$7
$5
$6
$5
$10
$5
$4
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20

Please see non-GAAP reconciliations at the end of this document.

Page 25 of 44

CURRENT OUTLOOK Our near-term outlook continues to evolve rapidly in light of the COVID-19 pandemic. As described above, our most recent consolidated bookings and revenue results, while still down year over year, have improved significantly from the lows we experienced in late March and early April. This has given us the confidence to remove some of the cost constraints that we put in place in March and April, but we will be disciplined in adding these back given the uncertainty of the shape and timing of a sustained full demand recovery. Emphasizing that uncertainty, if our current level of revenue including historical seasonality continued for FY2021 and assuming we do not choose to make material increases in organic growth investment levels beyond our current plans for FY2021, we believe our operating income and adjusted EBITDA should be roughly back to the results we delivered in the trailing-twelve- month period through December 2019, in other words operating income of approximately $226.0 million and adjusted EBITDA of approximately $471.1 million. Below we will describe the cost benefits we expect in FY2021 that we also plan to discuss in more detail in our upcoming virtual investor day on August 5, 2020. When assessing our cost commentary below, please refer to the spreadsheet of Cimpress' fixed and variable costs for the trailing-twelve-month period as of December 2019, which we posted on ir.cimpress.com concurrent with our Q3 FY2020 earnings document on May 5, 2020. We continue to manage our variable and semi-variable costs in line with demand (i.e., we sought to keep these costs as a percent of revenue approximately the same) as evidenced by the flat gross margins year over year in the fourth quarter combined with advertising spend efficiencies. For most of these costs, the reduction or increase happens naturally as demand fluctuates (referred to as variable costs) such as shipping costs, payment processing fees, and part of our performance advertising where costs are based on keyword searches and clicks. For others, a reduction or increase in costs requires an action (referred to as semi-variable costs) such as reducing or increasing direct labor in production facilities or service locations or changing payback guidelines on advertising. During Q4 FY2020, we realized approximately $15 million of wage offset benefit from government incentives ($11.6 million in cost of revenue and $3.4 million in operating expenses, primarily marketing and selling expense related to customer service) to aid in our ability to meet this objective while demand levels were significantly impacted. These offsets helped us keep these costs in line with demand without causing permanent job loss for our team members. We expect some continued benefit of government incentives in the first quarter of FY2021, but at much lower levels based on recent demand trends. Our advertising spend during Q4 FY2020 was $35.6 million in total, down 56% year over year to 8.3% of total revenue. While we believe it was appropriate to constrain spend in this area, we expect to increase spend levels in the first quarter of FY2021 assuming current demand levels are sustained, though we would still expect advertising spend in the first quarter of FY2021 to be lower as a percent of revenue than the year-ago period (which was 14.7% of revenue) as a result of improvements in efficiency of our spend. For the fixed cost reductions we put in place, we have already begun to layer some back in, including hiring of data analytics and technology positions amongst others in key areas of investment especially in Vistaprint. Additionally, as previously announced in our June update, effective July 1, 2020 we ended the salary restructuring program that reduced cash compensation for team members in exchange for restricted share units (RSUs) to preserve liquidity although that remains a tool for cash preservation if demand were to worsen materially in future periods. The result of having this program in place during Q4 was a benefit of approximately $9 million to consolidated adjusted EBITDA and adjusted free cash flow in Q4. Because of timing differences between RSU expense and cash compensation expense, our Q4 FY2020 operating income also benefited by about $3 million, and in Q1 FY2021, we expect to have about $3 million of additional operating expense as cash compensation resumes and we complete the expense amortization of the Q4 RSU grant through the August 15, 2020 service vesting date. Our commentary on fixed cost reductions in our third quarter earnings document was relative to prior internal forecasts of planned spend. When comparing to our fixed costs for the trailing twelve month period ended December 2019 prior to the pandemic and factoring in costs that we have already resumed or decided to reinstate, we expect the impact of temporary fixed cost reductions in FY2021 to be a benefit of approximately $20 million and we expect the impact of permanent fixed cost reductions, inclusive of the technology restructuring described earlier in this document and the sale of our investment in VIDA, to be a benefit of approximately $30 million. Please see non-GAAP reconciliations at the end of this document. Page 26 of 44

Capital expenditures are still being tightly controlled, with our focus on required maintenance spend as well as investments with shorter term payback thresholds such as those for new product introduction. Cash taxes decreased in FY2020 partially driven by the impact of the pandemic on profitability in geographies where we typically have the highest cash tax rates. We expect cash taxes to remain low in FY2021 relative to past years' trends helped by refunds from net operating loss carry-backs in the U.S. as a result of the CARES Act. Cash interest expense is expected to increase in FY2021 versus FY2020, with a full year of our $200 million 7% senior unsecured notes add on completed in February 2020, as well as our $300 million of 12% second lien notes completed in May 2020 that replaced lower-cost debt outstanding on our revolving credit facility. As a reminder, up to 50% of the interest due on the 12% notes may be paid in kind at our election. The first payment is due November 2020. When considering working capital changes in FY2021, it's important to note that the approximately $50 million of supplier, indirect tax, payroll tax, and lease payments that were delayed through June 30, 2020 are expected to be paid mostly in the first six months of FY2021 with the majority expected to be paid in the first quarter. We expect this will be partially offset by working capital improvements if demand continues to recover since most of our businesses have negative working capital which, over the course of a full year, generally leads to inflows from working capital if we are are growing relative to the prior period. And finally, when considering the impact of currency exchange fluctuations, we expect the year-over-year EBITDA impact from currency to be negative due to less favorable average contracted rates on currency hedges relative to FY2020. We expect this will be partially offset by more favorable current spot rates for our largest currency exposures if current rates persist. Please see non-GAAP reconciliations at the end of this document. Page 27 of 44

CIMPRESS PLC CONSOLIDATED BALANCE SHEETS (unaudited in thousands, except share and per share data) June 30, June 30, 2020 2019 Assets Current assets: Cash and cash equivalents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 45,021 $ 35,279 Accounts receivable, net of allowances of $9,651 and $7,313, respectively . . . . . . . . . . . . . . . . 34,596 60,646 Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 80,179 66,310 Prepaid expenses and other current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 88,608 78,065 Total current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 248,404 240,300 Property, plant and equipment, net (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 338,659 490,755 Operating lease assets, net (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 156,258 — Software and website development costs, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 71,465 69,840 Deferred tax assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 143,496 59,906 Goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 621,904 718,880 Intangible assets, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 209,228 262,701 Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25,592 25,994 Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 1,815,006 $ 1,868,376 Liabilities, noncontrolling interests and shareholders’ (deficit) equity Current liabilities: Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 163,891 $ 185,096 Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 210,764 194,715 Deferred revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39,130 31,780 Short-term debt. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17,933 81,277 Operating lease liabilities, current (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41,772 — Other current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13,268 27,881 Total current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 486,758 520,749 Deferred tax liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33,811 44,531 Long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,415,657 942,290 Lease financing obligation (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — 112,096 Operating lease liabilities, non-current (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 128,963 — Other liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 88,187 53,716 Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,153,376 1,673,382 Commitments and contingencies Redeemable noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 69,106 63,182 Shareholders’ (deficit) equity: Preferred shares, nominal value €0.01 per share, 100,000,000 shares authorized; none issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — Ordinary shares, nominal value €0.01 per share, 100,000,000 shares authorized; 44,080,627 shares issued; and 25,885,675 and 30,445,669 shares outstanding, respectively . . . . . . . . . . . 615 615 Deferred ordinary shares, nominal value €1.00 per share, 25,000 shares authorized, issued and outstanding (2). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28 — Treasury shares, at cost, 18,194,952 and 13,634,958 shares, respectively. . . . . . . . . . . . . . . . . (1,376,496) (737,447) Additional paid-in capital. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 438,616 411,079 Retained earnings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 618,437 537,422 Accumulated other comprehensive loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (88,676) (79,857) Total shareholders' (deficit) equity. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (407,476) 131,812 Total liabilities, noncontrolling interests and shareholders’ (deficit) equity . . . . . . . . . . . . . . . . . . . $ 1,815,006 $ 1,868,376 (1) Due to our adoption of the new leasing standard on July 1, 2019, we recognized operating lease assets and liabilities. Additionally, all costs previously capitalized for our build- to-suit leases included in property, plant and equipment, net and lease financing obligation have been de-recognized and are now classified as an operating lease. (2) In conjunction with the cross-border merger to Ireland, 25,000 Cimpress plc deferred ordinary shares were issued to meet the statutory minimum capital requirements of an Irish public limited company. These deferred ordinary shares do not dilute the economic ownership of Cimpress plc shareholders as they have no voting rights, and do not entitle the holders to dividends or distributions, or to participate in surplus assets beyond the nominal value of the shares. Page 28 of 44

CIMPRESS PLC
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited in thousands, except share and per share data)

	Three Months Ended June 30,		Year Ended June 30,	
	2020	2019	2020	2019
Revenue	$ 429,106	$ 674,714	$2,481,358	$2,751,076
Cost of revenue (1)	219,590	344,677	1,248,871	1,401,344
Technology and development expense (1)	57,965	62,256	253,252	236,797
Marketing and selling expense (1)	90,985	151,327	574,041	713,863
General and administrative expense (1)	42,373	43,507	183,054	162,652
Amortization of acquired intangible assets	12,925	13,087	51,786	53,256
Restructuring expense (1)	8,537	2,992	13,543	12,054
Impairment of goodwill (2)	—	7,503	100,842	7,503
(Loss) Income from operations	(3,269)	49,365	55,969	163,607
Other (expense) income, net	(6,297)	9,090	22,874	26,476
Interest expense, net	(27,790)	(15,799)	(75,840)	(63,171)
(Loss) income before income taxes	(37,356)	42,656	3,003	126,912
Income tax expense (benefit)	5,649	9,461	(80,992)	33,432
Net (loss) income	(43,005)	33,195	83,995	93,480
Add: Net loss (income) attributable to noncontrolling interest	1,000	952	(630)	1,572
Net (loss) income attributable to Cimpress plc	$ (42,005)	$ 34,147	$83,365	$95,052
Basic net (loss) income per share attributable to Cimpress plc	$ (1.62)	$ 1.11	$3.07	$3.09
Diluted net (loss) income per share attributable to Cimpress plc	$ (1.62)	$ 1.09	$3.00	$3.00
Weighted average shares outstanding — basic	25,880,081	30,631,575	27,180,744	30,786,349
Weighted average shares outstanding — diluted	25,880,081	31,305,201	27,773,286	31,662,705

(1) Share-based compensation is allocated as follows:

	Three Months Ended June 30,		Year Ended June 30,	
	2020	2019	2020	2019
Cost of revenue	$ 235	$ 135	$ 486	$ 455
Technology and development expense	3,212	1,765	9,003	3,765
Marketing and selling expense	2,336	520	2,703	1,193
General and administrative expense	5,487	5,175	21,061	12,882
Restructuring expense	865	171	1,621	3,421

(2) For the year ended June 30, 2020 we recognized a full goodwill impairment charge for our National Pen and VIDA reporting units, which amounted to $34.4 million and $26.0 million, respectively, as well as a partial goodwill impairment charge for our Exaprint reporting unit of $40.4 million. For the quarter and year ended June 30, 2019, we recognized a goodwill impairment charge for our Printi business of $7.5 million.

Page 29 of 44

CIMPRESS PLC CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited, in thousands) Three Months Ended June 30, Year Ended June 30, 2020 2019 2020 2019 Operating activities Net (loss) income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ (43,005) $ 33,195 $ 83,995 $ 93,480 Adjustments to reconcile net (loss) income to net cash provided by operating activities: Depreciation and amortization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41,212 44,217 167,943 173,771 Impairment of goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — 7,503 100,842 7,503 Share-based compensation expense . . . . . . . . . . . . . . . . . . . . . . . . . 12,135 7,766 34,874 21,716 Deferred taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3,126 (2,175) (106,864) 6,838 Change in contingent earn-out liability . . . . . . . . . . . . . . . . . . . . . . . . (54) — (54) — Unrealized loss (gain) on derivatives not designated as hedging instruments included in net (loss) income . . . . . . . . . . . . . . . . . . . . . . 12,335 574 7,731 (5,358) Effect of exchange rate changes on monetary assets and liabilities denominated in non-functional currency . . . . . . . . . . . . . . . . . . . . . . . 225 (5,640) (802) (4,364) Other non-cash items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6,347 4,467 11,283 9,209 Changes in operating assets and liabilities: Accounts receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12,909 9,626 26,659 (4,186) Inventory. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (10,452) 5,450 (18,328) (3,627) Prepaid expenses and other assets . . . . . . . . . . . . . . . . . . . . . . . . 315 9,793 11,946 4,475 Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (23,137) 7,428 (17,547) 19,835 Accrued expenses and other liabilities . . . . . . . . . . . . . . . . . . . . . . 42,427 (13,579) 36,766 11,803 Net cash provided by operating activities . . . . . . . . . . . . . . . . . . . . . . . 54,383 108,625 338,444 331,095 Investing activities Purchases of property, plant and equipment . . . . . . . . . . . . . . . . . . . . . (11,829) (12,629) (50,467) (70,563) Proceeds from the sale of subsidiaries, net of transaction costs and cash divested. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (1,124) — (1,124) — Business acquisitions, net of cash acquired . . . . . . . . . . . . . . . . . . . . . — — (4,272) (289,920) Purchases of intangible assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — (42) — (64) Capitalization of software and website development costs . . . . . . . . . . (8,168) (14,015) (43,992) (48,652) Proceeds from the sale of assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11 90 1,644 640 Proceeds from (payments for) settlement of derivatives designated as hedging instruments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,059 (12,016) 29,791 (12,016) Other investing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — 1,556 409 Net cash provided by investing activities. . . . . . . . . . . . . . . . . . . . . . . . (19,051) (38,612) (66,864) (420,166) Financing activities Proceeds from borrowings of debt. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 237,890 214,229 1,281,490 1,140,607 Proceeds from issuance of senior notes . . . . . . . . . . . . . . . . . . . . . . . . — — 210,500 — Proceeds from issuance of second lien notes . . . . . . . . . . . . . . . . . . . . 271,568 — 271,568 — Proceeds from issuance of warrants . . . . . . . . . . . . . . . . . . . . . . . . . . . 22,432 — 22,432 — Payments of debt. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (734,285) (266,664) (1,337,334) (947,696) Payments of debt issuance costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (17,708) — (22,570) (2,729) Payments of purchase consideration included in acquisition-date fair value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — (3,282) — (3,282) Payments of withholding taxes in connection with equity awards . . . . . (292) (3,577) (41,709) (5,979) Payments of finance lease obligations . . . . . . . . . . . . . . . . . . . . . . . . . (1,157) (4,341) (9,511) (17,063) Purchase of noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . — (44,343) — (85,520) Proceeds from sale of noncontrolling interest . . . . . . . . . . . . . . . . . . . . — 57,046 — 57,046 Purchase of ordinary shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — (29,450) (627,056) (55,567) Proceeds from issuance of ordinary shares . . . . . . . . . . . . . . . . . . . . . — 646 6 3,403 Page 30 of 44

CIMPRESS PLC CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) (unaudited, in thousands) Three Months Ended June 30, Year Ended June 30, 2020 2019 2020 2019 Distribution to noncontrolling interest. . . . . . . . . . . . . . . . . . . . . . . . . . . — — (3,955) (3,375) Other financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 53 (175) (2,116) 2,144 Net cash (used in) provided by financing activities . . . . . . . . . . . . . . . . (221,499) (79,911) (258,255) 81,989 Effect of exchange rate changes on cash . . . . . . . . . . . . . . . . . . . . . . . 1,597 919 (3,583) (1,866) Change in cash held for sale . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,326 — — — Net (decrease) increase in cash and cash equivalents . . . . . . . . . . . . . (183,244) (8,979) 9,742 (8,948) Cash and cash equivalents at beginning of period . . . . . . . . . . . . . . . . 228,265 44,258 35,279 44,227 Cash and cash equivalents at end of period . . . . . . . . . . . . . . . . . . . . . $ 45,021 $ 35,279 $ 45,021 $ 35,279 Please see non-GAAP reconciliations at the end of this document. Page 31 of 44

ABOUT NON-GAAP FINANCIAL MEASURES: To supplement Cimpress’ consolidated financial statements presented in accordance with U.S. generally accepted accounting principles, or GAAP, Cimpress has used the following measures defined as non-GAAP financial measures by Securities and Exchange Commission, or SEC, rules: Constant-currency revenue growth, constant-currency revenue growth excluding revenue from acquisitions and divestitures made in the last twelve months, upload and print group revenue growth, constant currency revenue growth and profit, adjusted EBITDA, adjusted free cash flow and trailing- twelve-month return on invested capital: • Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar. • Constant-currency revenue growth excluding revenue from acquisitions and divestitures made during the past twelve months excludes the impact of currency as defined above. The organic constant-currency growth rate excludes Albumprinter revenue from Q1 FY2017 through Q1 FY2018, Digipri (the part of our Japan business that we previously sold) revenue for Q2 FY2018, VIDA revenue from Q1 FY2019 through Q4 FY2019, and BuildASign revenue from Q2 FY2019 through Q1 FY2020. • Upload and print group revenue growth is the combination of revenue for PrintBrothers and The Print Group in USD, adjusted to exclude inter-segment revenue when conducted between businesses in these segments. Upload and print group constant-currency revenue growth is the combination of revenue for PrintBrothers and The Print Group in constant currencies, adjusted to exclude inter-segment revenue when conducted between businesses in these segments. Upload and print group EBITDA is the combination of segment EBITDA for PrintBrothers and The Print Group. • Adjusted EBITDA is defined as operating income plus depreciation and amortization (excluding depreciation and amortization related to our Waltham, Massachusetts office lease) plus share-based compensation expense plus proceeds from insurance plus earn-out related charges plus certain impairments plus restructuring related charges plus realized gains or losses on currency derivatives less interest expense related to our Waltham, Massachusetts office lease less gain on purchase or sale of subsidiaries. • Adjusted free cash flow is defined as net cash provided by operating activities less purchases of property, plant and equipment, purchases of intangible assets not related to acquisitions, and capitalization of software and website development costs, plus payment of contingent consideration in excess of acquisition-date fair value, plus gains on proceeds from insurance. • Trailing-Twelve-Month Return on Invested Capital is adjusted net operating profit after tax (NOPAT) or adjusted NOPAT excluding share-based compensation, divided by debt plus redeemable noncontrolling interest plus shareholders' equity, less excess cash. Adjusted NOPAT is defined as adjusted EBITDA from above, plus depreciation and amortization (except depreciation related to Waltham lease and amortization of acquired intangibles), plus share-based compensation not related to investment consideration or restructuring, less cash taxes. Adjusted NOPAT excluding share-based compensation removes all share-based compensation expense in Adjusted NOPAT. Excess cash is cash and equivalents greater than 5% of last twelve month revenues and, if negative, is capped at zero. Leases have not been converted to debt for purposes of this calculation. These non-GAAP financial measures are provided to enhance investors' understanding of our current operating results from the underlying and ongoing business for the same reasons they are used by management. For example, as we have become more acquisitive over recent years we believe excluding the costs related to the purchase of a business (such as amortization of acquired intangible assets, contingent consideration, or impairment of goodwill) provides further insight into the performance of the underlying acquired business in addition to that provided by our GAAP operating income. As another example, as we do not apply hedge accounting for our currency forward contracts, we believe inclusion of realized gains and losses on these contracts that are intended to be matched against operational currency fluctuations provides further insight into our operating performance in addition to that provided by our GAAP operating income. We do not, nor do we suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliations of Non-GAAP Financial Measures” included at the end of this document. The tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliation between these financial measures.  Page 32 of 44

CONSTANT-CURRENCY REVENUE GROWTH RATES (Quarterly) Total Company Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Reported revenue growth 12% 5% 8% 4% 7% 8% (1)% (10)% (36)% Currency impact (4)% 1% 3% 5% 3% 2% 2% 2% 1 % Revenue growth in constant currency 8% 6% 11% 9% 10% 10% 1% (8)% (35)% Impact of TTM acquisitions, divestitures & JVs 3% 2% (5)% (6)% (5)% (6)% (1)% (1)% (1)% Revenue growth in constant currency ex. TTM 11% 8% 6% 3% 5% 4% — % (9)% (36)% acquisitions, divestitures & JVs Vistaprint Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Reported revenue growth 11% 6% 1% (2)% (2)% (1)% (2)% (12)% (32)% Currency impact (2)% 1% 2% 3% 2% 2% — % 1% 1 % Revenue growth in constant currency 9% 7% 3% 1% — % 1% (2)% (11)% (31)% Upload and Print ($M) Q4FY19 Q4FY20 PrintBrothers reported revenue $ 117.0 $ 72.5 The Print Group reported revenue $ 88.1 $ 46.7 Upload and Print inter-segment eliminations $ (0.3) $ (0.3) Total Upload and Print revenue in USD $ 204.8 $ 118.9 Upload and Print Q1FY20 Q2FY20 Q3FY20 Q4FY20 Reported revenue growth 5% 5% (5)% (42)% Currency impact 5% 3% 2% 1 % Revenue growth in constant currency 10% 8% (3)% (41)% Impact of TTM acquisitions —% (2)% (2)% (1)% Revenue growth in constant currency excl. TTM acquisitions 10% 6% (5)% (42)% PrintBrothers Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Reported revenue growth 26% 10% 8% 5% 8% 8% 9% — % (38)% Currency impact (10)% 2% 4% 9% 7% 5% 3% 3% 1 % Revenue growth in constant currency 16% 12% 12% 14% 15% 13% 12% 3% (37)% Impact of TTM acquisitions — % —% —% —% —% —% (4)% (3)% (2)% Revenue growth in constant currency excl. TTM 16% 12% 12% 14% 15% 13% 8% — % (39)% acquisitions Values may not sum to total due to rounding. Page 33 of 44

CONSTANT-CURRENCY REVENUE GROWTH RATES (CONT'D)

(Quarterly)

The Print Group	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20
Reported revenue growth	13 %	4%	3%	(2)%	3%	2%	—%	(13)%	(47)%
Currency impact	(9)%	1%	3%	8 %	6%	5%	3%	3 %	1 %
Revenue growth in constant currency	4 %	5%	6%	6 %	9%	7%	3%	(10)%	(46)%
Impact of TTM acquisitions	— %	—%	—%	— %	—%	—%	—%	— %	— %
Revenue growth in constant currency excl. TTM acquisitions	4 %	5%	6%	6 %	9%	7%	3%	(10)%	(46)%

National Pen	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20
Reported revenue growth[1]	22 %	10%	5%	(2)%	6%	6%	(4)%	(14)%	(53)%
Currency impact	(3)%	1%	2%	3 %	2%	2%	1 %	1 %	— %
Revenue growth in constant currency	19 %	11%	7%	1 %	8%	8%	(3)%	(13)%	(53)%
Impact of TTM acquisitions	— %	—%	—%	— %	—%	—%	— %	— %	— %
Revenue growth in constant currency excl. TTM acquisitions	19 %	11%	7%	1 %	8%	8%	(3)%	(13)%	(53)%

All Other Businesses	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20
Reported revenue growth	(66)%	(59)%	544 %	443 %	500 %	448 %	3%	3%	1%
Currency impact	4 %	8 %	14 %	12 %	9 %	1 %	1%	2%	2%
Revenue growth in constant currency	(62)%	(51)%	558 %	455 %	509 %	449 %	4%	5%	3%
Impact of TTM acquisitions and divestitures	121 %	92 %	(546)%	(470)%	(509)%	(453)%	—%	—%	1%
Revenue growth in constant currency excl. TTM acquisitions & divestitures	59 %	41 %	12 %	(15)%	— %	(4)%	4%	5%	4%

CONSTANT-CURRENCY REVENUE GROWTH RATES

(Annual)

Total Company	FY2018	FY2019	FY2020
Reported revenue growth	21 %	6 %	(10)%
Currency impact	(4)%	3 %	1 %
Revenue growth in constant currency	17 %	9 %	(9)%
Impact of TTM acquisitions, divestitures & JVs	(6)%	(4)%	(2)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	11 %	5 %	(11)%

Values may not sum to total due to rounding.

Page 34 of 44

CONSTANT-CURRENCY REVENUE GROWTH RATES (CONT'D)

(Annual)

Vistaprint	FY2017	FY2018	FY2019	FY2020
Reported revenue growth	6%	11 %	1%	(11)%
Currency impact	2%	(2)%	2%	1 %
Revenue growth in constant currency	8%	9 %	3%	(10)%
Impact of TTM acquisitions, divestitures & JVs	—%	— %	—%	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	8%	9 %	3%	(10)%

Upload and Print ($M)	FY2019	FY2020
PrintBrothers reported revenue	$ 444.0	$ 417.9
The Print Group reported revenue	$ 325.9	$ 275.2
Upload and Print inter-segment eliminations	$ (1.0)	$ (1.0)
Total Upload and Print revenue in USD	**$ 768.9**	**$ 692.1**

Upload and Print revenue growth	(10)%
Currency Impact	3 %
Total Upload and Print revenue in constant currency	(7)%

PrintBrothers	FY2018	FY2019	FY2020
Reported revenue growth	29 %	8%	(6)%
Currency impact	(11)%	5%	3 %
Revenue growth in constant currency	18 %	13%	(3)%
Impact of TTM acquisitions, divestitures & JVs	— %	—%	(2)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	18 %	13%	(5)%

The Print Group	FY2018	FY2019	FY2020
Reported revenue growth	19 %	2%	(16)%
Currency impact	(10)%	4%	3 %
Revenue growth in constant currency	9 %	6%	(13)%
Impact of TTM acquisitions, divestitures & JVs	— %	—%	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	9 %	6%	(13)%

National Pen	FY2019	FY2020
Reported revenue growth	5%	(14)%
Currency impact	2%	1 %
Revenue growth in constant currency	7%	(13)%
Impact of TTM acquisitions, divestitures & JVs	—%	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	7%	(13)%

Values may not sum to total due to rounding.

Page 35 of 44

CONSTANT-CURRENCY REVENUE GROWTH RATES (CONT'D)

(Annual)

All Other Businesses	FY2017	FY2018	FY2019	FY2020
Reported revenue growth	4%	(57)%	239 %	28 %
Currency impact	—%	— %	9 %	1 %
Revenue growth in constant currency	—%	(57)%	248 %	29 %
Impact of TTM acquisitions, divestitures & JVs	—%	110 %	(241)%	(25)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	4%	54 %	7 %	4 %

TWO-YEAR STACKED CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES

(Quarterly)

Total Company	Q4FY17	Q1FY18	Q2FY18	Q3FY18
Reported revenue growth	18 %	27 %	32 %	16 %
Currency impact	2 %	(3)%	(5)%	(8)%
Revenue growth in constant currency	20 %	24 %	27 %	8 %
Impact of TTM acquisitions, divestitures & JVs	(11)%	(12)%	(16)%	3 %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	9 %	12 %	11 %	11 %

Total Company	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20
Reported revenue growth	12 %	5%	8 %	4 %	7 %	8 %	(1)%	(10)%	(36)%
Currency impact	(4)%	1%	3 %	5 %	3 %	2 %	2 %	2 %	1 %
Revenue growth in constant currency	8 %	6%	11 %	9 %	10 %	10 %	1 %	(8)%	(35)%
Impact of TTM acquisitions, divestitures & JVs	3 %	2%	(5)%	(6)%	(5)%	(6)%	(1)%	(1)%	(1)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	11 %	8%	6 %	3 %	5 %	4 %	— %	(9)%	(36)%
2-Year Stacked Organic Constant-Currency	**Q4'17+ Q4'18**	**Q1'18+ Q1'19**	**Q2'18+ Q2'19**	**Q3'18+ Q3'19**	**Q4'18+ Q4'19**	**Q1'19+ Q1'20**	**Q2'19+ Q2'20**	**Q3'19+ Q3'20**	**Q4'19+ Q4'20**
Year 1 (Earlier of the 2 Stacked Periods)	9 %	12%	11 %	11 %	11 %	8 %	6 %	3 %	5 %
Year 2 (More Recent of the 2 Stacked Periods)	11 %	8%	6 %	3 %	5 %	4 %	— %	(9)%	(36)%
Year 1 + Year 2	20 %	20%	17 %	14 %	16 %	12 %	6 %	(6)%	(31)%

Note: Total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures for all periods excludes the impact of currency. The organic constant-currency growth rate excludes Albumprinter revenue from Q1 FY2017 through Q1 FY2018, Digipri (the part of our Japan business that we previously sold) revenue, for Q2 FY2018, and VIDA revenue from Q1 FY2019 through Q4 FY2019 and BuildASign revenue from Q2 FY2019 through Q1 FY2020.

Values may not sum to total due to rounding.

Page 36 of 44

TWO-YEAR STACKED CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES (CONT'D) (Quarterly) Vistaprint Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Reported revenue growth 11% 6% 1% (2)% (2)% (1)% (2)% (12)% (32)% Currency impact (2)% 1% 2% 3% 2% 2% — % 1% 1 % Revenue growth in constant currency 9% 7% 3% 1% — % 1% (2)% (11)% (31)% Impact of TTM acquisitions, divestitures & JVs — % —% —% — % — % — % — % — % — % Revenue growth in constant currency ex. TTM 9% 7% 3% 1% — % 1% (2)% (11)% (31)% acquisitions, divestitures & JVs 2-Year Stacked Organic Constant-Currency Q4'18+ Q1'19+ Q2'19+ Q3'19+ Q4'19+ Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Year 1 (Earlier of the 2 Stacked Periods) 9% 7% 3% 1% — % Year 2 (More Recent of the 2 Stacked Periods) — % 1% (2)% (11)% (31)% Year 1 + Year 2 9% 8% 1% (10)% (31)% PrintBrothers Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Reported revenue growth 26% 10% 8% 5% 8% 8% 9% — % (38)% Currency impact (10)% 2% 4% 9% 7% 5% 3% 3% 1 % Revenue growth in constant currency 16% 12% 12% 14% 15% 13% 12% 3% (37)% Impact of TTM acquisitions, divestitures & JVs — % —% —% —% —% —% (4)% (3)% (2)% Revenue growth in constant currency ex. TTM 16% 12% 12% 14% 15% 13% 8% — % (39)% acquisitions, divestitures & JVs 2-Year Stacked Organic Constant-Currency Q4'18+ Q1'19+ Q2'19+ Q3'19+ Q4'19+ Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Year 1 (Earlier of the 2 Stacked Periods) 16% 12% 12% 14% 15 % Year 2 (More Recent of the 2 Stacked Periods) 15% 13% 8% — % (39)% Year 1 + Year 2 31% 25% 20% 14% (24)% The Print Group Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Reported revenue growth 13% 4% 3% (2)% 3% 2% —% (13)% (47)% Currency impact (9)% 1% 3% 8% 6% 5% 3% 3% 1 % Revenue growth in constant currency 4% 5% 6% 6% 9% 7% 3% (10)% (46)% Impact of TTM acquisitions, divestitures & JVs — % —% —% — % —% —% —% — % — % Revenue growth in constant currency ex. TTM 4% 5% 6% 6% 9% 7% 3% (10)% (46)% acquisitions, divestitures & JVs 2-Year Stacked Organic Constant-Currency Q4'18+ Q1'19+ Q2'19+ Q3'19+ Q4'19+ Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Year 1 (Earlier of the 2 Stacked Periods) 4% 5% 6% 6% 9 % Year 2 (More Recent of the 2 Stacked Periods) 9% 7% 3% (10)% (46)% Year 1 + Year 2 13% 12% 9% (4)% (37)% Values may not sum to total due to rounding. Page 37 of 44

GROSS PROFIT AND CONTRIBUTION PROFIT

(Quarterly, in millions except percentages)

	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20
Total revenue	$631.1	$589.0	$825.6	$661.8	$674.7	$634.0	$820.3	$598.0	$429.1
Cost of revenue	$316.6	$302.5	$411.5	$342.7	$344.7	$325.7	$394.0	$309.6	$219.6
Gross profit (revenue minus cost of revenue)	**$314.6**	**$286.5**	**$414.1**	**$319.1**	**$330.0**	**$308.3**	**$426.3**	**$288.4**	**$209.5**
as a percent of total revenue	*49.8%*	*48.6%*	*50.2%*	*48.2%*	*48.9%*	*48.6%*	*52.0%*	*48.2%*	*48.8%*
Advertising expense and payment processing fees	$108.8	$123.4	$147.8	$108.7	$91.5	$103.5	$109.6	$86.9	$43.8
Contribution profit (gross profit minus advertising/processing fees)	**$205.7**	**$163.2**	**$266.3**	**$210.4**	**$238.5**	**$204.8**	**$316.8**	**$201.5**	**$165.7**
as a percent of total revenue	*32.6%*	*27.7%*	*32.3%*	*31.8%*	*35.4%*	*32.3%*	*38.6%*	*33.7%*	*38.6%*

Values may not sum to total due to rounding.

Page 38 of 44

EBITDA (LOSS) BY REPORTABLE SEGMENT ("SEGMENT EBITDA")

(Quarterly, in millions)

	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20
Vistaprint	$ 72.7	$ 65.5	$ 102.5	$ 88.1	$ 93.5	$ 87.3	$ 138.9	$ 73.8	$ 66.4
PrintBrothers	11.6	10.6	11.7	8.1	13.1	10.8	16.5	8.7	3.5
The Print Group	19.5	11.8	16.4	15.7	20.1	13.6	18.1	10.9	8.9
National Pen	5.2	(16.5)	26.6	0.1	7.0	(9.9)	28.1	(1.2)	(9.4)
All Other Businesses	(3.8)	(4.7)	(2.3)	(1.1)	1.8	1.7	3.7	3.2	8.9
Total segment EBITDA (loss)	**$ 105.1**	**$ 66.8**	**$ 154.9**	**$ 110.8**	**$ 135.7**	**$ 103.6**	**$ 205.2**	**$ 95.3**	**$ 78.3**
Central and corporate costs ex. unallocated SBC	(29.0)	(30.8)	(29.8)	(31.2)	(29.3)	(34.2)	(35.6)	(34.6)	(29.0)
Unallocated SBC	(7.0)	(4.1)	11.1	(0.2)	(3.1)	0.5	(2.8)	(3.7)	(1.0)
Exclude: share-based compensation included in segment EBITDA	11.0	8.9	(5.6)	4.5	7.6	4.8	8.3	8.9	11.3
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	(2.5)	1.6	7.4	4.8	6.4	4.8	10.4	5.0	4.3
Adjusted EBITDA	**$ 77.6**	**$ 42.5**	**$ 138.1**	**$ 88.9**	**$ 117.2**	**$ 79.5**	**$ 185.5**	**$ 70.9**	**$ 63.8**
Depreciation and amortization	(41.9)	(40.7)	(44.5)	(44.1)	(43.7)	(42.5)	(42.4)	(41.8)	(41.2)
Waltham, MA lease depreciation adjustment[1]	1.0	1.0	1.0	1.0	1.0	—	—	—	—
Earn-out related charges	—	—	—	—	—	—	—	—	0.1
Share-based compensation expense[2]	(16.7)	(8.9)	2.7	(4.5)	(7.6)	(4.8)	(8.3)	(8.9)	(11.3)
Certain impairments and other adjustments	(1.5)	0.1	(0.1)	(0.8)	(9.9)	0.2	(0.9)	(102.0)	(1.9)
Restructuring-related charges	(0.6)	(0.2)	(1.0)	(7.9)	(3.0)	(2.2)	(1.9)	(0.9)	(8.5)
Interest expense for Waltham, MA lease[1]	1.8	1.8	1.8	1.8	1.8	—	—	—	—
Gain on purchase or sale of subsidiaries[3]	(0.4)	—	—	—	—	—	—	—	—
Realized (gains) losses on currency derivatives not included in operating income	2.5	(1.6)	(7.4)	(4.8)	(6.4)	(4.8)	(10.4)	(5.0)	(4.3)
Total income (loss) from operations	**$ 21.9**	**$ (6.0)**	**$ 90.6**	**$ 29.6**	**$ 49.4**	**$ 25.4**	**$ 121.6**	**$ (87.7)**	**$ (3.3)**
Operating income (loss) margin	*3%*	*(1)%*	*11%*	*4%*	*7%*	*4%*	*15%*	*(15)%*	*(1)%*
Operating income (loss) year-over-year growth	*326%*	*(113)%*	*25%*	*78%*	*126%*	*524%*	*34%*	*(396)%*	*(107)%*

[1] During Q1 FY2020, we adopted the new lease accounting standard, ASC 842. Our Waltham, MA lease, which was previously classified as build-to-suit, is now classified as an operating lease under the new standard. The Waltham depreciation and interest expense adjustments that were made in comparative periods are no longer made beginning in FY2020, as any impact from the Waltham lease is reflected in operating income.
[2] Includes expense recognized for the change in fair value of contingent consideration and compensation expense related to earn-out mechanisms dependent upon continued employment.
[3] Includes the impact of a bargain purchase gain as defined by ASC 805-30 for an acquisition in which the identifiable assets acquired and liabilities assumed are greater than the consideration transferred, that was recognized in general and administrative expense in our consolidated statement of operations during the three months ended September 30, 2017.

Values may not sum to total due to rounding.

Page 39 of 44

ADJUSTED EBITDA
(Quarterly, in millions)

	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20
GAAP operating income (loss)	$21.9	($6.0)	$90.6	$29.6	$49.4	$25.4	$121.6	($87.7)	($3.3)
Depreciation and amortization	$41.9	$40.7	$44.5	$44.1	$43.7	$42.5	$42.4	$41.8	$41.2
Waltham, MA lease depreciation adjustment	($1.0)	($1.0)	($1.0)	($1.0)	($1.0)	$—	$—	$—	$—
Share-based compensation expense[1]	$16.7	$8.9	($2.7)	$4.5	$7.6	$4.8	$8.3	$8.9	$11.3
Interest expense associated with Waltham, MA lease	($1.8)	($1.8)	($1.8)	($1.8)	($1.8)	$—	$—	$—	$—
Certain impairments and other adjustments	$1.5	($0.1)	$0.1	$0.8	$9.9	($0.2)	$0.9	$102.0	$1.9
Gain on purchase or sale of subsidiaries	$0.4	$—	$—	$—	$—	$—	$—	$—	$—
Restructuring related charges	$0.6	$0.2	$1.0	$7.9	$3.0	$2.2	$1.9	$0.9	$8.5
Realized gains (losses) on currency derivatives not included in operating income	($2.5)	$1.6	$7.4	$4.8	$6.4	$4.8	$10.4	$5.0	$4.3
Adjusted EBITDA[2,3]	**$77.6**	**$42.5**	**$138.1**	**$88.9**	**$117.2**	**$79.5**	**$185.5**	**$70.9**	**$63.8**

ADJUSTED EBITDA
(Annual, in millions)

	FY2018	FY2019	FY2020
GAAP operating income (loss)	$157.8	$163.6	$56.0
Depreciation and amortization	$169.0	$173.0	$167.9
Waltham, MA lease depreciation adjustment	($4.1)	($4.1)	$—
Share-based compensation expense[1]	$49.1	$18.3	$33.3
Proceeds from insurance	$0.7	$—	$—
Interest expense associated with Waltham, MA lease	($7.5)	($7.2)	$—
Earn-out related charges	$2.4	$—	($0.1)
Certain impairments and other adjustments	$2.9	$10.7	$104.6
Gain on purchase or sale of subsidiaries	($47.9)	$—	$—
Restructuring related charges	$15.2	$12.1	$13.5
Realized gains (losses) on currency derivatives not included in operating income	($11.4)	$20.3	$24.5
Adjusted EBITDA[2,3]	**$326.1**	**$386.5**	**$399.8**

[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[2]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions or divestitures; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.
[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

Values may not sum to total due to rounding.
Page 40 of 44

ADJUSTED EBITDA (TTM, in millions) TTM TTM TTM TTM TTM TTM TTM TTM TTM Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 GAAP operating income (loss) $157.8 $105.2 $123.1 $136.1 $163.6 $195.0 $226.0 $108.6 $56.0 Depreciation and amortization $169.0 $167.3 $170.5 $171.2 $173.0 $174.8 $172.6 $170.4 $167.9 Waltham, MA lease depreciation adjustment ($4.1) ($4.1) ($4.1) ($4.1) ($4.1) ($3.1) ($2.1) ($1.0) $— Share-based compensation expense1 $49.1 $51.2 $35.7 $27.4 $18.3 $14.1 $25.2 $29.6 $33.3 Proceeds from insurance $0.7 $0.7 $0.3 $— $— $— $— $— $— Interest expense associated with Waltham, MA ($7.5) ($7.4) ($7.4) ($7.3) ($7.2) ($5.4) ($3.6) ($1.8) $— lease Earn-out related charges $2.4 $1.3 $— $— $— $— $— $— ($0.1) Certain impairments and other adjustments $2.9 $2.8 $2.4 $2.3 $10.7 $10.6 $11.5 $112.7 $104.6 Gain on purchase or sale of subsidiaries ($47.9) $0.4 $0.4 $0.4 $— $— $— $— $— Restructuring related charges $15.2 $14.6 $4.1 $9.6 $12.1 $14.1 $14.9 $8.0 $13.5 Realized gains (losses) on currency derivatives ($11.4) ($9.2) $1.8 $11.4 $20.3 $23.5 $26.5 $26.6 $24.5 not included in operating income Adjusted EBITDA2,3 $326.1 $322.8 $326.8 $347.0 $386.5 $423.6 $471.1 $453.1 $399.8 1SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting. 2This letter uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions or divestitures; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA. 3Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting. ADJUSTED FREE CASH FLOW (Annual, in millions) Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Net cash provided by operating activities $47.7 $22.2 $183.3 $17.0 $108.6 $62.9 $202.2 $19.0 $54.4 Purchases of property, plant and equipment ($13.5) ($21.0) ($17.7) ($19.2) ($12.6) ($14.2) ($13.9) ($10.5) ($11.8) Capitalization of software and website ($11.4) ($11.2) ($10.7) ($12.7) ($14.0) ($12.5) ($10.9) ($12.4) ($8.2) development costs Adjusted free cash flow $22.8 ($10.1) $154.8 ($14.9) $81.9 $36.2 $177.3 ($4.0) $34.4 Reference: Value of capital leases $— $3.6 $3.7 $4.4 $0.3 $— $0.1 $1.5 $— Cash restructuring payments $2.2 $1.2 $0.4 $3.1 $1.3 $2.3 $0.5 $2.3 $4.0 Cash paid during the period for interest $22.8 $7.5 $22.3 $10.1 $24.1 $9.4 $23.9 $9.5 $30.1 Interest expense for Waltham, MA Lease ($1.8) ($1.8) ($1.8) ($1.8) ($1.8) $— $— $— $— Cash interest related to borrowing $20.9 $5.7 $20.4 $8.3 $22.3 $9.4 $23.9 $9.5 $30.1 Values may not sum to total due to rounding. Page 41 of 44

ADJUSTED FREE CASH FLOW (Annual, in millions) FY2018 FY2019 FY2020 Net cash provided by operating activities $192.3 $331.1 $338.4 Purchases of property, plant and equipment ($60.9) ($70.6) ($50.5) Purchases of intangible assets not related to acquisitions ($0.3) ($0.1) $— Capitalization of software and website development costs ($40.8) ($48.7) ($44.0) Payment of contingent earn-out liabilities $49.2 $— $— Adjusted free cash flow $139.5 $211.8 $244.0 Reference: Value of capital leases $0.5 $11.9 $1.6 Cash restructuring payments $17.3 $6.0 $9.1 Cash paid during the period for interest $56.6 $63.9 $72.9 Interest expense for Waltham, MA Lease ($7.5) ($7.2) $— Cash interest related to borrowing $49.1 $56.7 $72.9 ADJUSTED FREE CASH FLOW (TTM, in millions) TTM TTM TTM TTM TTM TTM TTM TTM TTM Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Net cash provided by operating activities $192.3 $198.2 $221.1 $270.2 $331.1 $371.8 $390.7 $392.7 $338.4 Purchases of property, plant and equipment ($60.9) ($61.5) ($61.0) ($71.4) ($70.6) ($63.7) ($59.9) ($51.3) ($50.5) Purchases of intangible assets not related to ($0.3) ($0.3) ($0.1) $— ($0.1) $— $— $— $— acquisitions Capitalization of software and website ($40.8) ($43.1) ($44.7) ($46.0) ($48.7) ($49.9) ($50.1) ($49.8) ($44.0) development costs Payment of contingent earn-out liabilities $49.2 $49.2 $49.2 $— $— $— $— $— $— Adjusted free cash flow $139.5 $142.5 $164.6 $152.7 $211.8 $258.1 $280.6 $291.5 $244.0 Reference: Value of capital leases $0.5 $4.1 $7.6 $11.6 $11.9 $8.3 $4.8 $1.8 $1.6 Cash restructuring payments $17.3 $14.5 $8.1 $7.0 $6.0 $7.1 $7.1 $6.3 $9.1 Cash paid during the period for interest $56.6 $55.7 $60.6 $62.6 $63.9 $65.8 $67.4 $66.8 $72.9 Interest expense for Waltham, MA Lease ($7.5) ($7.4) ($7.4) ($7.3) ($7.2) ($5.4) ($3.6) ($1.8) $— Cash interest related to borrowing $49.1 $48.3 $53.2 $55.3 $56.7 $60.4 $63.9 $65.0 $72.9 Values may not sum to total due to rounding. Page 42 of 44

INTEREST EXPENSE RELATED TO BORROWING (P&L VIEW) (Quarterly, in millions) Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 P&L view of interest expense $14.8 $13.8 $16.8 $16.8 $15.8 $15.1 $15.7 $17.3 $27.8 Less: Interest expense associated with ) ) ) ) ) Waltham, MA Lease ($1.8 ($1.8 ($1.8 ($1.8 ($1.8 $— $— $— $— Less: Interest expense related to ) ) investment consideration ($1.6 $— ($0.8 $— $— $— $— $— $— Interest expense related to borrowing $11.3 $11.9 $14.2 $15.0 $14.0 $15.1 $15.7 $17.3 $27.8 RETURN ON INVESTED CAPITAL (TTM, in millions except percentages) Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Total Debt $826.8 $863.6 $1,048.4 $1,075.1 $1,023.6 $1,227.8 $1,370.3 $1,671.6 $1,433.6 Redeemable Noncontrolling Interest $86.2 $91.4 $53.4 $52.4 $63.2 $65.5 $68.2 $69.7 $69.1 Total Shareholders' Equity $93.9 $82.1 $128.2 $128.9 $131.8 ($75.6) ($180.5) ($404.3) ($407.5) Excess Cash¹ $— $— $— $— $— $— $— ($91.9) $— Invested Capital² $1,006.9 $1,037.2 $1,230.0 $1,256.4 $1,218.6 $1,217.7 $1,258.0 $1,245.0 $1,095.2 Average Invested Capital³ $974.0 $986.0 $1,067.0 $1,132.6 $1,185.5 $1,230.7 $1,237.7 $1,234.8 $1,204.0 TTM TTM TTM TTM TTM TTM TTM TTM TTM Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Adjusted EBITDA $326.1 $322.8 $326.8 $347.0 $386.5 $423.6 $471.1 $453.1 $399.8 Depreciation and amortization ($169.0) ($167.3) ($170.5) ($171.2) ($173.0) ($174.8) ($172.6) ($170.4) ($167.9) Waltham, MA lease depreciation adjustment $4.1 $4.1 $4.1 $4.1 $4.1 $3.1 $2.1 $1.0 $— Amortization of acquired intangible assets adjustment $49.9 $48.5 $50.8 $51.9 $53.3 $55.0 $53.3 $51.9 $51.8 Share-based compensation ex. restructuring and investment ($42.3) ($44.5) ($27.1) ($18.8) ($15.4) ($11.2) ($25.2) ($29.6) ($33.3) consideration Cash taxes paid in the current ) ) ) ) ) ) ) ) ) period ($32.3 ($32.4 ($32.8 ($30.5 ($26.3 ($25.4 ($20.6 ($20.0 ($13.5 Adjusted NOPAT $136.5 $131.2 $151.4 $182.6 $229.2 $270.3 $308.0 $286.1 $236.9 Average Invested Capital3 (from above) $974.0 $986.0 $1,067.0 $1,132.6 $1,185.5 $1,230.7 $1,237.7 $1,234.8 $1,204.0 TTM Adjusted ROIC 14% 13% 14% 16% 19% 22% 25% 23% 20% Adjusted NOPAT (from above) $136.5 $131.2 $151.4 $182.6 $229.2 $270.3 $308.0 $286.1 $236.9 Add back: SBC excluding investment consideration and $42.3 $44.5 $27.1 $18.8 $15.4 $11.2 $25.2 $29.6 $33.3 restructuring4 TTM Adjusted NOPAT excluding SBC $178.9 $175.7 $178.4 $201.4 $244.6 $281.5 $333.2 $315.7 $270.1 Average Invested Capital3 (from above) $974.0 $986.0 $1,067.0 $1,132.6 $1,185.5 $1,230.7 $1,237.7 $1,234.8 $1,204.0 TTM Adjusted ROIC excluding 18% 18% 17% 18% 21% 23% 27% 26% 22% SBC 1Excess cash is cash and equivalents > 5% of last twelve month revenues; if negative, capped at zero. 2,3Average invested capital represents a four quarter average of total debt, redeemable noncontrolling interests and total shareholder equity, less excess cash. 4Adjusted EBITDA excludes all SBC. We show adjusted NOPAT for the purposes of the ROIC calculation including SBC not related to investment consideration and restructuring, and also without. Values may not sum to total due to rounding. Page 43 of 44

ABOUT CIMPRESS: Cimpress plc (Nasdaq: CMPR) invests in and builds customer-focused, entrepreneurial, mass-customization businesses for the long term. Mass customization is a competitive strategy which seeks to produce goods and services to meet individual customer needs with near mass production efficiency. Cimpress businesses include BuildASign, Drukwerkdeal, Exaprint, National Pen, Pixartprinting, Printi, Vistaprint and WIRmachenDRUCK. To learn more, visit http://www.cimpress.com. Cimpress and the Cimpress logo are trademarks of Cimpress plc or its subsidiaries. All other brand and product names appearing on this announcement may be trademarks or registered trademarks of their respective holders. CONTACT INFORMATION: Investor Relations: Media Relations: Meredith Burns Paul McKinlay ir@cimpress.com mediarelations@cimpress.com +1.781.652.6480 SAFE HARBOR STATEMENT: This earnings commentary contains statements about our future expectations, plans, and prospects of our business that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, including our expectations for the growth and development of our businesses, revenues, and earnings during and after the pandemic, including our expectations for recovery; our expectations for future spending on advertising and the anticipated efficiencies of that spending; the anticipated launches of Vistaprint's website in additional geographies; the anticipated effects of the reorganization of our technology teams, including the anticipated cost savings; the deployment and anticipated benefits to our businesses of our mass customization platform and ecommerce technology; and the information set forth in the Current Outlook section of this document. Forward-looking projections and expectations are inherently uncertain, are based on assumptions and judgments by management, and may turn out to be wrong. Our actual results may differ materially from those indicated by the forward-looking statements in this document as a result of various important factors, including but not limited to flaws in the assumptions and judgments upon which our forecasts and estimates are based; the development, duration, and severity of the COVID-19 pandemic; our failure to anticipate and react to the effects of the pandemic on our customers, supply chain, markets, team members, and business; our inability to take the actions that we plan to take or the failure of those actions to achieve the results we expect; loss or unavailability of key personnel; our failure to develop and deploy our mass customization platform or technology infrastructure or the failure of either platform to drive the performance, efficiencies, and competitive advantage we expect; unanticipated changes in our markets, customers, or businesses; our failure to attract new customers and retain our current customers; our failure to manage the growth and complexity of our business; the willingness of purchasers of customized products and services to shop online; changes in the laws and regulations, or in the interpretation of laws and regulations, that affect our businesses; our ability to maintain compliance with our debt covenants and pay our debts when due; general economic conditions; and other factors described in our Form 10-K for the fiscal year ended June 30, 2019, Form 10-Q for the fiscal quarter ended March 31, 2020, and the other documents we periodically file with the U.S. SEC. In addition, the statements and projections in this quarterly earnings document represent our expectations and beliefs as of the date of this document, and subsequent events and developments may cause these expectations, beliefs, and projections to change. We specifically disclaim any obligation to update any forward-looking statements. These forward-looking statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to the date of this document. Page 44 of 44